                                                                      EXHIBIT 10

   =========================================================================



                            BUILDING LOAN AGREEMENT

                          dated as of April 17, 2001



                                     among


                 FRIT SAN JOSE TOWN AND COUNTRY VILLAGE, LLC,
              SAN JOSE RESIDENTIAL, INC. AND STREET RETAIL, INC.,
                      jointly and severally, as Borrower,


                       COMMERZBANK AG, NEW YORK BRANCH,
                      as Lender and Administrative Agent,


                             FLEET NATIONAL BANK,
                       as Lender and Syndication Agent,



             BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH,
                       as Lender and Documentation Agent



                                      and


                        THE OTHER LENDERS NAMED HEREIN,
                                  as Lenders

   =========================================================================

                             LOCATION OF PREMISES:

                   San Jose, Santa Clara County, California

     BUILDING LOAN AGREEMENT ("this Agreement") dated as of April 17, 2001 by and among FRIT San Jose Town and Country Village, LLC, a California limited liability company ("FRIT LLC"), San Jose Residential, Inc., a Maryland corporation ("SJR") and Street Retail, Inc., a Maryland corporation (SRI; FRIT LLC, SJR and SRI, hereinafter, jointly and severally, "Borrower"), Commerzbank AG, New York Branch (in its individual capacity and not as Administrative Agent, "Commerz"), Fleet National Bank ("Fleet"), Bayerische Hypo- und Vereinsbank AG, New York Branch ("HVB") and the other lenders who are signatories to this Agreement (Commerz, Fleet, HVB, the other Lenders who are signatory to this Agreement and each other lender who may become a Lender pursuant to Section 3.05, Section 7.20 or Section 8.12, each, a "Lender" and collectively, "Lenders") and Commerzbank AG, New York Branch, as Administrative Agent for Lenders (together with its successors in such capacity, "Administrative Agent").

     Borrower desires that Lenders extend credit as provided herein, and Lenders are prepared to extend such credit on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, Borrower, Administrative Agent and Lenders hereby agree as follows:

                                   ARTICLE I

                     DEFINITIONS AND RULES OF CONSTRUCTION
                     -------------------------------------

     Section 1.01   Definitions.  The following terms, as used herein, shall
                    -----------
have the following meanings:

"Additional Costs" -- Any costs, losses or expenses actually incurred by any
 ----------------
     Lender which it determines are attributable to its making or maintaining its Pro Rata Share of the Loan, or its obligation to make any Loan advances, or any reduction in any amount receivable by any Lender under the Loan or its Note.

"Administrative Agent's Office" -- Administrative Agent's Office as set forth on
 -----------------------------
     the signature page of this Agreement, or such other address in the United States as Administrative Agent may designate by notice to Borrower and Lenders.

"Affected Lender" -- Has the meaning specified in Section 3.05.
 ---------------

"Affiliate" -- With respect to any Person (the "first Person"), any other Person
 ---------
     (i) which directly or indirectly controls, or is controlled by, or is under common control with, the first Person or (ii) 10% or more of the beneficial interest in which is directly or indirectly owned or held by the first Person. The term "control" means the possession, directly or indirectly, of the power, alone, to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

"Agents" -- Collectively, Commerz, Fleet and HVB.
 ------

"Agents' Response Period" -- Has the meaning given to such term in Section 8.25.
 -----------------------

"Allocated Amounts" -- The amounts to be reasonably allocated by the Required
 -----------------
     Lenders to various portions of the Premises (other than the Excess Land) on a cost basis at the time of the release of such portions as contemplated by
     Section 8.24.

"Applicable Lending Office" -- For each Lender and for the portions of the
 -------------------------
     outstanding principal balance under its Note bearing interest at the Prime Based Rate or the LIBO Based Rate, as applicable, the lending office of such Lender (or of an Affiliate of such Lender) designated as such on the signature page hereof or in the applicable Assignment and Assumption Agreement, or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to Administrative Agent and Borrower as the office by which the portions of the outstanding principal balance under its Note bearing interest at the Prime Based Rate or the LIBO Based Rate, as applicable, are to be made and maintained.

"Applicable Margin" -- With respect to the Prime Based Rate, 0.375% per annum;
 -----------------
     and with respect to the LIBO Based Rate, 2.125% per annum, subject, in each case, to reduction in accordance with Section 2.20.

"Assignee" -- Has the meaning specified in Section 8.12.
 --------

"Assignment and Assumption Agreement" -- An Assignment and Assumption Agreement,
 -----------------------------------
     substantially in the form of EXHIBIT E, pursuant to which a Lender assigns and an Assignee assumes rights and obligations in accordance with Section 8.12.

"Association" -- Has the meaning specified in the Mortgage.
 -----------

"Authorization Letter" -- A letter from Borrower to Administrative Agent in the
 --------------------
     form of EXHIBIT I setting forth, among other things, the name of each individual authorized to execute Requisitions hereunder on Borrower's behalf.

"Book Store Lease" -- A lease between Borrower, as landlord, and either Barnes &
 ----------------
     Noble or Border's (or a replacement tenant acceptable to the Required Lenders), as tenant, covering no less than 20,000 SFGLA of the Retail Improvements.

"Borrower's Accountants" - Arthur Andersen or such other accounting firm
 ----------------------
     selected by Borrower and reasonably acceptable to Administrative Agent.

"Borrower's Architects" -- BAR Architects (as to Buildings 3, 4 and 6) and Sandy
 ---------------------
     & Babcock International (as to Buildings 7 and 8), as the architects and/or engineers responsible for preparing the Plans and supervising construction of the Improvements, and any successors engaged with Administrative Agent's consent.

"Building" -- Each of the separate buildings to be constructed on portions of
 --------
     the Premises as part of the Improvements and designated by number on the Plans.

"Building 5 Declaration" - The Declaration for Building Parcel 5 - Santana Row,
 ----------------------
     dated as of March 21, 2001, between FRIT LLC and the Hotel Operator.

"Building 5/Hotel Construction Contract" - Collectively, one or more
 --------------------------------------
     construction contracts between the Hotel Operator and General Contractor providing for the construction of the Hotel and the Building 5 Retail Shell.

"Building 5 Retail Shell - Has the meaning specified in Section 8.32.
 -----------------------

"Building Loan Trust Account" -- A separate non-interest bearing bank account
 ---------------------------
     with the Depositary Bank which shall (i) not be drawn upon except to pay Direct and Indirect Costs approved by Administrative Agent, (ii) be the depository for all advances made to Borrower hereunder and (iii) be established so that Administrative Agent receives, or is entitled to receive upon request, from the Depositary Bank, duplicate copies of regular monthly statements of all deposits and withdrawals.

"Business Day" -- Any day on which commercial banks are not authorized or
 ------------
     required to close in New York City; and, whenever such day relates to a LIBOR Amount, an Interest Period with respect to a LIBOR Amount, or notice with respect to a LIBOR Amount, any such day in which dealings in Dollar deposits are also carried out in the London interbank market and banks are open for business in London.

"Change Orders" -- Any amendments or modifications to the Plans, General
 -------------
     Contract or Major Subcontracts.

"Code" -- The Internal Revenue Code of 1986.
 ----

"Collateral Assignments" -- Collectively, the FRIT Collateral Assignment and the
 ----------------------
     FRIT LLC Collateral Assignment.

"Commitment Amount" -- At any time, the sum of the Principal Amount plus the
 -----------------
     remaining undisbursed amount, if any, of the Loan Amount.

"Completion Costs Guaranty" -- The Completion Costs Guaranty in respect of the
 -------------------------
     Loan dated the date hereof, from Guarantor to Lenders.

"Completion Date" - April 1, 2003.
 ---------------

"Construction Consultant" -- Merritt & Harris, Inc., or other firm designated by
 -----------------------
     Administrative Agent.

"Crate & Barrel Lease" -- A lease between Borrower, as landlord, and Euromarket
 --------------------
     Design, Inc. (or a replacement tenant acceptable to the Required Lenders), as tenant, covering approximately 40,000 SFGLA of the Retail Improvements in Building 1.

"Debt Service Coverage" -- As of any date of determination, the quotient of (i)
 ---------------------
     Net Operating Income as of the end of the most recently ended calendar quarter, divided by (ii) Hypothetical Annual Debt Service as of the date of determination.

"Declaration" - Has the meaning specified in the Mortgage.
 -----------

"Default" -- Any event or circumstance which, with the giving of notice or the
 -------
     passage of time, or both, would become an Event of Default.

"Default Rate" -- A rate equal to (i) with respect to those portions of the
 ------------
     Principal Amount bearing interest at the Prime Based Rate, the Prime Based Default Rate and (ii) with respect to LIBOR Amounts, a fixed rate of 3% per annum in excess of the LIBO Based Rate in effect thereon at the current Interest Period therefor and, thereafter, the Prime Based Default Rate.

"Delinquency Amount"; "Delinquency Notice"; "Delinquent Lender" -- Have the
 ------------------    ------------------    -----------------
     respective meanings specified in Section 7.16.

"Depositary Bank" - First Union National Bank.
 ---------------

"Direct and Indirect Cost Statement" -- A statement, in the form of SCHEDULE I
 ----------------------------------
     (or such other form as Administrative Agent may approve), of Direct Costs and Indirect Costs incurred and to be incurred, trade by trade, to be prepared by the General Contractor or Borrower and submitted to Administrative Agent as part of each Requisition.

"Direct Costs" -- The aggregate costs of all labor, materials, equipment,
 ------------
     fixtures and furnishings necessary for completion of the Improvements.

"Direct Costs Loan"; "Indirect Costs Loan" -- That portion of the Loan Amount
 -----------------    -------------------
     applicable and equal to the sum of the Loan Budget Amounts for Direct Costs and Indirect Costs, respectively, shown on the Project Cost Statement.

"Documentation Agent" -- HVB.
 -------------------

"Dollars" and "$" -- Lawful money of the United States.
 -------       -

"Electing Lender"; "Election Notice"; "Election Period" -- Have the respective
 ---------------    ---------------    ---------------
     meanings specified in Section 7.16.

"Eligible Assignee" -- Any (i) commercial bank, savings and loan association or
 -----------------
     savings bank organized under the Laws of the United States or any State thereof, and having total assets in excess of $1,000,000,000; (ii) bank (whether privately owned, publicly traded or government sponsored) organized under the Laws of any other country or political subdivision thereof, and having total assets in excess of $1,000,000,000; (iii) finance company, insurance company or other financial institution that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having assets in excess of $1,000,000,000; or (iv) fund that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, and having assets in excess of $100,000,000.

"Employee Benefit Plan" -- Any employee benefit or other plan established or
 ---------------------
     maintained, or to which contributions have been made, by Borrower or Guarantor.

"ERISA" -- The Employee Retirement Income Security Act of 1974, including the
 -----
     rules and regulations promulgated thereunder.

"ERISA Affiliate" -- Any corporation which is a member of the same controlled
 ---------------
     group of corporations (within the meaning of Section 414(b) of the Code) as Borrower and/or Guarantor, or any trade or business which is under common control (within the meaning of Section 414(c) of the Code) with Borrower and/or Guarantor, or any organization which is required to be treated as a single employer with Borrower and/or Guarantor under Section 414(m) or 414(o) of the Code.

"Event of Default" -- Has the meaning given to such term in the Mortgage.
 ----------------

"Excess Land" -- Those portions of the Premises consisting of an approximately
 -----------
     0.5-acre portion of the lot upon which Building 3 is to be constructed and an approximately 2.5-acre portion of the lot upon which Building 8 is to be constructed, which portions are approximately delineated on EXHIBIT K, on which none of the Improvements are to be constructed and which are intended to be developed as the Phase II Development.

"Federal Funds Rate" -- For any day, the rate per annum equal to the weighted
 ------------------
     average of the rates on overnight federal funds transactions as published by the Federal Reserve Bank of New York for such day, provided that (i) if
                                                           --------
     such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the immediately preceding Business Day as so published on the next succeeding Business Day and (ii) if no such rate is so published for any day, the Federal Funds Rate for such day shall be the average of the rates quoted by three (3) Federal Funds brokers to Administrative Agent on such day on such transactions.

"Financial Statements" -- Statements of the assets, liabilities (direct or
 --------------------
     contingent), income, expenses and cash flow of Borrower and Guarantor, prepared in accordance with GAAP.

"FRIT Collateral Assignment" -- The Collateral Assignment of Note and Deed of
 --------------------------
     Trust, dated the date hereof, by Guarantor assigning the FRIT Deed of Trust, together with the notes secured thereby, to Administrative Agent, for the benefit of Lenders, as additional security for the payment and performance of Borrower's obligations under the Loan.

"FRIT Deed of Trust"  - The deed of trust, in the original principal amount of
 ------------------
     $4,250,000, dated as of November 3, 1998, as amended and increased to $5,250,000 by an

     Agreement Supplementing Deed of Trust, Security Agreement and Fixture Filing (with Assignment of Rents and Leases), dated as of October 12, 2000, as further amended by Partial Reconveyance dated February 22, 2001, and as further amended by an Agreement Modifying Deed of Trust, dated as of February 23, 2001, currently held by Guarantor on the fee interest of the landlord under the Ground Lease in the Ground Lease Parcel, which Deed of Trust Agreement Supplementing Deed of Trust, Partial Reconveyance and Agreement Modifying Deed of Trust were recorded in the Office of the Santa Clara County Recorder as Documents Nos. 14478448, 15421095, 15570306 and 15570305, respectively.

"FRIT LLC Collateral Assignment" -- The Collateral Assignment of Note and Deed
 ------------------------------
     of Trust, dated the date hereof, by FRIT LLC assigning the FRIT LLC Deed of Trust, together with the note secured thereby, to Administrative Agent, for the benefit of Lenders, as additional security for the payment and performance of Borrower's obligations under the Loan.

"FRIT LLC Deed of Trust" -- The Deed of Trust and Assignment of Rents in the
 ----------------------
     principal amount of $11,700,000, dated as of March 3, 1997, by SJR for the benefit of FRIT LLC encumbering the property more particularly described therein, which was recorded in the Office of the Santa Clara County Recorder as Document No. 13629698, as amended by an unrecorded First Amendment to Deed of Trust, dated ________, 1997, between FRIT LLC and SJR, as further amended by Partial Reconveyance, dated February 22, 2001, recorded in said Office as Document No. 15570308, as further amended by Agreement Modifying Deed of Trust, dated as of February 23, 2001, between SJR and FRIT LLC, recorded in said Office as Document No. 15570307, and as further amended by Partial Reconveyance, dated March 26, 2001, recorded in said Office as Document No. 15607384.

"GAAP" -- Generally accepted accounting principles in the United States as in
 ----
     effect from time to time and consistently applied.

"General Contract" -- A guaranteed maximum price contract (together with all
 ----------------
     riders, addenda and other instruments referred to therein as "contract documents") between Borrower and the General Contractor which requires the General Contractor to provide, or supervise or manage the procurement of, substantially all labor and materials needed for completion of the Improvements (other than the Building 5 Retail Shell, which will be covered by the Building 5/Hotel Construction Contract).

"General Contractor" -- Bovis Lend Lease, Inc.
 ------------------

"Good Faith Contest" - The contest of an item if (i) the item is diligently
 ------------------
     contested in good faith by proceedings timely instituted, (ii) adequate reserves are established with respect to the contested item, (iii) during the period of such contest, the enforcement of any contested item is effectively stayed and (iv) the failure to pay or comply with the contested item during the period of the contest is not likely to have an adverse effect on (x) the Mortgaged Property or any part thereof or on Lenders' interest therein or (y) the ability of Borrower to perform its obligations under the Loan Documents.

"Governmental Authorities" -- The United States, the State of California and any
 ------------------------
     political subdivision, agency, department, commission, board, bureau or instrumentality of either of them, including any local authorities, which exercises jurisdiction over Borrower, Guarantor, the Premises or the Improvements.

"Ground Lease"; "Ground Lease Parcel" -- The Lease, dated November 3, 1998,
 -----------------------------------
     between Retail Portfolio San Jose LLC, as landlord, and SRI, as tenant, as amended by letter agreement between them dated November 3, 1998, by Amendment to Ground Lease, dated February 23, 2001 and by that certain Agreement of Purchase and Sale, dated as of October 10, 2000, between said landlord, as seller, and SRI, as buyer, as amended by Amendment to Agreement of Purchase and Sale, dated February 23, 2001 (a memorandum of which Lease, dated November 3, 1998, was recorded on November 3, 1998 in the Office of the Santa Clara County Recorder as Document No. 14478447, which memorandum was amended by Amended and Restated Memorandum of Lease dated as of February 23, 2001, recorded in said Office as Document No. 15570309); that portion of the Premises covered by the Ground Lease, which portion is identified as Parcel III on Schedule A to the Mortgage and formerly known as 360 Winchester Boulevard.

"Guarantor" -- Federal Realty Investment Trust, a Maryland real estate
 ---------
     investment trust.

"Guaranty" -- Collectively, the Completion Costs Guaranty and the Payment
 --------
     Guaranty.

"Hazardous Materials" -- Has the meaning given to such term in the Mortgage.
 -------------------

"Hotel" -- The approximately 214 - room hotel to be constructed and operated by
 -----
     the Hotel Operator above the Retail Improvements in Building 5.

"Hotel Lease" - The Hotel Valencia - Santana Row Lease Agreement, dated as of
 -----------
     March 21, 2001, between FRIT LLC, as Lessor, and the Hotel Operator, as Lessee.

"Hotel Operator" - Santana Row Hotel Partners L.P., a Texas limited partnership.
 --------------

"Hypothetical Annual Debt Service" -- For any date of determination, an amount
 --------------------------------
     equal to the greatest of (i) the constant annual payment of principal plus interest required to fully amortize, over a term of thirty (30) years, a hypothetical loan in an amount equal to the Commitment Amount as of such date of determination, assuming such loan were to bear interest at a rate equal to 1.75% per annum in excess of the percentage yield to maturity of the then "on-the-run" ten (10)-year United States Treasury Note, (ii) 9.25% of the Commitment Amount as of the date of determination or (iii) the sum of the annualized interest (based on the weighted average actual interest rate under the Notes as of such date of determination) on a hypothetical loan in an amount equal to the Commitment

     Amount plus scheduled principal actually payable on the Loan for the succeeding twelve (12)-month period as of such date of determination.

"Improvements" -- A first-class, mixed-use retail/residential development
 ------------
     consisting of the Retail Improvements and the Residential Improvements, together with on-site parking structures containing approximately 1,473 spaces (i.e., a 226-space parking garage under Buildings 4 and 6 and 1,247
             - -
     spaces in and around Building 7), various driveways, roadways and open parks, plazas and courtyard market areas, and the off-site improvements described on EXHIBIT L (it being understood that the Tenant-Constructed Improvements and Hotel do not constitute part of the "Improvements").

"Indemnity" -- An agreement from Borrower and Guarantor whereby, among other
 ---------
     things, Administrative Agent and Lenders are indemnified regarding Hazardous Materials.

"Indirect Costs" -- All costs of acquisition of the Premises and completion of
 --------------
     the Improvements other than Direct Costs, including but not limited to, architects' and attorneys' fees, ground rents, interest, real estate taxes, survey costs and insurance premiums.

"Individual Loan Commitment" -- With respect to each Lender, the amount set
 --------------------------
     forth below opposite the name of such Lender (subject to change in accordance with the terms of this Agreement):

          Lender                             Individual Loan Commitment
          ------                             --------------------------
          Commerz                                              $

          Fleet

          HVB

          MidFirst Bank

          Bayerische Landesbank,
            Cayman Islands Branch

          Landesbank Hessen-Thuringen
            Girozentrale, New York Branch

          Bank of Montreal

"Initial Advance" -- The first advance of Loan proceeds to be made hereunder.
 ---------------

"Interest Period" -- The period during which interest at the LIBO Based Rate,
 ---------------
     determined as provided in this Agreement, shall be applicable to the LIBO Rate Request Amount in question, provided, however, that each such period
                                      --------  -------
     shall be either one (1), two (2), three (3) (or, if available, six (6) or twelve (12)) months, which shall be measured from the date specified by Borrower in each LIBO Rate Request for the commencement of the computation of interest at the LIBO Based Rate, to the numerically corresponding day in the calendar month in which such period terminates (or, if there be no numerical correspondent in such month, or if the date selected by Borrower for such commencement is the last Business Day of a calendar month, then the last Business Day of the calendar month in which such period terminates, or if the numerically corresponding day is not a Business Day then the next succeeding Business Day, unless such next succeeding Business Day enters a new calendar month, in which case such period shall end on the next preceding Business Day) and in no event shall any such period extend beyond the Maturity Date.

"Law" -- Any federal, state or local law, statute, rule, regulation, ordinance,
 ---
     order, decree, directive, requirement, code, notice of violation or rule of common law, now or hereafter in effect, and in each case as amended, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, determination, consent decree or judgment.

"Lender Reply Period" -- Has the meaning specified in Section 8.11.
 -------------------

"Lenders' Counsel" -- Dewey Ballantine LLP, 1301 Avenue of the Americas, New
 ----------------
     York, New York 10019-6092.

"LIBO Based Rate" -- With respect to any LIBOR Amount, the rate per annum
 ---------------
     (expressed as a percentage) determined by Administrative Agent to be equal to the sum of (i) the quotient of the LIBO Rate for the LIBOR Amount and Interest Period in question divided by [1 minus the Reserve Requirement] (at Administrative Agent's option, rounded up, if necessary, to the nearest 1/100 of 1%) and (ii) the Applicable Margin.

"LIBO Rate" -- The rate per annum (at Administrative Agent's option, rounded up,
 ---------
     if necessary, to the nearest 1/32 of 1%) that appears on Dow Jones Page 3750 at approximately 11:00 a.m. (London time) on the date (the "LIBOR Determination Date") two (2) Business Days prior to the first day of the applicable Interest Period, for amounts comparable to the LIBO Rate Request Amount for the same period of time as the Interest Period selected by Borrower in the LIBO Rate Request; or, if such rate does not appear on Dow Jones Page 3750 as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date, the rate (at Administrative Agent's option, rounded up, if necessary, to the nearest 1/32 of 1%) for deposits in Dollars for a period comparable to the applicable Interest Period that appears on the Reuters Screen LIBO Page as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date. If such rate does not appear on either Dow Jones Page 3750 or on the Reuters Screen LIBO Page as of approximately 11:00 a.m. (London time) on the LIBOR Determination Date, the LIBO Rate for the Interest Period will be determined on the basis of the offered rates for deposits in Dollars for an amount comparable to the LIBO Rate Request Amount for the same period of time as such Interest Period that are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (London time) on the LIBOR Determination Date. Administrative Agent will request that the principal London office of each of the four (4) major banks provide a quotation of its Dollar deposit offered rate. If at least two (2) such quotations are provided, the LIBO Rate will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the LIBO Rate will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for amounts comparable to such LIBO Rate Request Amount for the same period of time as such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York time) on the LIBOR Determination Date. In the event that Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBO Rate cannot be determined. For purposes of the foregoing definition, "Dow Jones Page 3750" means the display designated as "Page 3750" on the Dow Jones Markets Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for Dollar deposits); and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying interbank rates from London in Dollars).

"LIBO Rate Request" -- Borrower's telephonic notice (to be promptly confirmed in
 -----------------
     writing), to be received by Administrative Agent by 12 Noon (New York time) four (4) Business Days prior to the date specified in the LIBO Rate Request for the commencement of the Interest Period (which specified date must be a Business Day), of (a) its intention to have (i) all or any portion of the Principal Amount which is not then the subject of an Interest Period (other than an Interest Period which is terminating on the Business Day specified in the notice) and/or (ii) all or any portion of any advance of proceeds of the Loan evidenced by the Notes which is to be made on the Business Day specified in the notice, bear interest at the LIBO Based Rate and (b) the Interest Period desired by Borrower in respect of the amount specified.

"LIBO Rate Request Amount" -- The amount, to be specified by Borrower in each
 ------------------------
     LIBO Rate Request, which Borrower desires bear interest at the LIBO Based Rate and which shall in no event be less than $1,000,000 and which, at Administrative Agent's option, shall be an integral multiple of $100,000.

"LIBOR Amount" -- Each portion of the Principal Amount bearing interest at the
 ------------
     LIBO Based Rate pursuant to a particular LIBO Rate Request.

"Loan" -- The Direct Costs Loan and Indirect Costs Loan, collectively, and in an
 ----
     amount initially equal to the Loan Amount.

"Loan Amount" -- $295,000,000.
 -----------

"Loan Budget Amounts" -- The portion of the Loan Amount set forth in Column D on
 -------------------
     the Project Cost Statement to be advanced for each category of Direct and Indirect Costs.

"Loan Documents" -- This Agreement, the Notes, the Mortgage, the Guaranty, the
 --------------
     Indemnity, the Collateral Assignments, the Authorization Letter, the assignment required by Section 6.20, the assignment of letters of credit required by paragraph (24) of Section 4.01(a), Uniform Commercial Code financing statements in respect of the Mortgaged Property, and any other collateral given as security for the Loan, and any other documents which evidence or secure the Loan.

"Major Subcontractor"; "Major Subcontract" -- Any subcontractor or supplier
 -------------------    -----------------
     engaged by the General Contractor and any contractor or supplier engaged by Borrower, under one or more contracts or work orders aggregating $2,500,000 or more; any such contract or work order.

"Material Adverse Change" -- Either (i) a material adverse change in the status
 -----------------------
     of the business, results of operations, financial condition, property or prospects of Borrower or Guarantor or (ii) any event or occurrence of whatever nature which is likely to (x) have a material adverse effect on the ability of Borrower or Guarantor to perform their respective obligations under the Loan Documents or (y) create, in the sole and absolute judgment (reasonably exercised) of Administrative Agent, a material risk of sale or forfeiture of any of the Mortgaged Property or otherwise materially impair the Mortgaged Property or Lenders' rights therein.

"Maturity Date" - April 17, 2004, subject to extension in accordance with
 -------------
     Section 2.18.

"Minimum Rental Advance Amount" -- The sum of:  (i) the product of $38.70
 -----------------------------
     multiplied by 45% of the amount of SFGLA in the Retail Improvements plus
     (ii) the actual annual rent being paid by any tenant pursuant to a Qualifying Lease providing for Tenant-Constructed Improvements. For example, assuming the total SFGLA of the Retail Improvements is 535,922 and there is one tenant with a Qualifying Lease covering 30,000 SFGLA that is required to construct Tenant-Constructed Improvements, receives no allowance from Borrower and is obligated to pay $500,000 per year of base rent, the Minimum Rental Advance Amount would be $8,672,085.50, calculated as follows:

         ($38.70 X [(.45 X 535,922) - 30,000]) + $500,000 = $8,672,085.50

"Mortgage" -- The Deed of Trust, Assignment of Leases and Rents and Security
 --------
     Agreement with Fixture Filing, dated the date hereof, made by Borrower for the benefit of Administrative Agent, as agent for Lenders, to secure the payment and performance of Borrower's obligations hereunder, under the Notes and otherwise in respect of the Loan, including any sums in addition to the Loan Amount advanced by Lenders for completion of the Improvements.

"Mortgaged Property" -- The Premises and other property constituting the
 ------------------
     "Mortgaged Property", as said quoted term is defined in the Mortgage.

"Multiemployer Plan" -- Any plan defined as such in Section 3(37) of ERISA.
 ------------------

"Net Operating Income" -- For any date of determination, an amount equal to:
 --------------------

          (a) all revenues of Borrower from the operation of the Premises and Improvements during the applicable period set forth below, on an actual or pro-forma basis as specified below, determined on a cash basis, including all rental and other payments, including, without limitation, base rent, additional rent, promotional revenues, percentage rent, parking rental and payments for common area maintenance, taxes, insurance and operating expenses, and excluding tenant security deposits collected but not applied to tenants' obligations and interest on such deposits (to the extent such interest is required to be returned to any tenant under an applicable lease or rental agreement or under applicable Law); in the case of any date of determination falling (x) during the Pre-Operating Period, the amount of such revenues shall be a pro-forma amount based upon rents estimated to be payable during the twelve (12)-month period commencing with the determination date under signed Qualifying Leases and Residential Leases, plus other estimated contractual revenue from the Premises and Improvements approved by Administrative Agent during such twelve (12)-month period, (y) during the Transition Period, the amount of such revenues shall be computed as the sum of (A) actual revenues (other than revenues from Residential Leases) from the Opening Date until the date of determination, (B) with respect to any tenant from whom there were actual revenues included pursuant to clause (A) above but who had free rent or a rent abatement for any portion of the time from the Opening Date until the date of determination (and which free rent or abatement period completely expired before the date of determination), an amount equal to such rent abatement or free rent for such tenant from the Opening Date until the date of determination, (C) pro-forma revenues, based upon rent estimated to be payable during the period from the date of determination until the first anniversary of the Opening Date under Qualifying Leases pursuant to which tenants are in occupancy and paying rent as of the determination date, (D) pro-forma revenue from signed Residential Leases, based upon the rent estimated to be payable under such Residential Leases during the twelve
     (12)-month period commencing with the date of determination, and (E) other estimated contractual revenue from the Premises and Improvements approved by Administrative Agent during the period from the date of determination through the first anniversary of the Opening Date or (z) during the Operating Period, the amount of such revenues shall be the sum of (A) actual revenues (other than revenues from Residential Leases) for the twelve (12) month period ending with the date of determination, (B) with respect to any tenant from whom there was actual revenue pursuant to clause
     (A) above but who had free rent or a rent abatement during any portion of such twelve (12) month period (and which free rent or abatement period completely expired before the date of determination), an amount equal to such rent abatement or free rent for such tenant during such period and (C) pro-forma revenue from signed Residential Leases, based upon rent estimated to be payable under such Residential Leases during the twelve (12)-month period commencing with the date of determination;

     minus
     -----

          (b) all expenses of Borrower in connection with the operation of the Premises and Improvements during the applicable period set forth below, on an actual or pro-forma basis as specified below, determined in accordance with GAAP, including insurance premiums, real estate taxes, ground rents, promotional expenses, maintenance and repair expenses, management fees (not to be less than 3% of gross revenues from the Premises) and any other operational expenses, all as determined on a cash basis, plus an annual reserve of $.10 per SFGLA of the Retail Improvements and $200 per Residential Unit, but not including (i) debt service payable under the Loan, (ii) that portion of the cost of any capital improvements or equipment which will be capitalized and depreciated or amortized on Borrower's Financial Statements, including non-cash expenses such as depreciation and amortization, (iii) that portion of brokerage commissions and tenant incentives (including, without limitation, tenant improvement costs and expenses) relating to the leasing of the Premises, or portions thereof, and legal fees relating to negotiation of leases at the Premises, or portions thereof that are capitalized and depreciated or amortized on Borrower's Financial Statements in accordance with GAAP, (iv) costs of repairing or restoring the Premises or portions thereof, after fire, casualty or condemnation, (v) interest paid by Borrower to tenants on security deposits collected under leases of the Premises or portions thereof, (vi) any security deposits returned by Borrower during such period to tenants under leases of the Premises, or portions thereof and (vii) extraordinary and non-recurring expenses; in the case of any date of determination falling (x) during the Pre-Operating Period, the amount of such expenses shall be a pro-forma amount equal to the estimated expenses for the first "stabilized year" as reflected in the appraisal delivered pursuant to paragraph (4) of Section 4.01(a); or (y) during the Transition Period or the Operating Period, actual expenses for the calendar quarter ending with the date of determination, annualized. For purposes of annualizing expenses, those expenses that relate to a period greater than three (3) months will be spread uniformly over the period to which they relate.

     As used above, "Opening Date" means the date that the Improvements are first open for business to the public, "Pre-Operating Period" means the period of time prior to the date three (3) months after the Opening Date, "Transition Period" means the period of time from and including the date three (3) months after the Opening Date through the first anniversary of the Opening Date and "Operating Period" means the period of time following the first anniversary of the Opening Date.

     Notwithstanding the foregoing provisions of this definition, (i) in all computations of revenue, revenue from tenants who are bankrupt will not be included and (ii) in the case of pro-forma computations of revenue, percentage rent will not be included.

"Non-Delinquent Lender" -- Each Lender other than the Delinquent Lender(s).
 ---------------------

"Note"; "Notes" -- Have the respective meanings specified in Section 2.10.
 ----    -----

"Participant"; "Participation" -- Have the respective meanings specified in
 -----------    -------------
     Section 8.12.

"Payment Guaranty" -- The Guaranty of Payment in respect of the Loan, dated the
 ----------------
     date hereof, from Guarantor to Lenders.

"Pension Plan" -- Any employee pension benefit plan within the meaning of
 ------------
     Section 3(2) of ERISA with respect to which Borrower, Guarantor or any ERISA Affiliate at any relevant time has liability or an obligation to contribute.

"Person" -- An individual, partnership, corporation, limited liability company,
 ------
     business trust, joint stock company, trust, unincorporated association, joint venture or other entity of whatever nature.

"Phase II Development" -- Has the meaning specified in clause (ii) of Section
 --------------------
     8.24.

"Plans" -- All final drawings, plans and specifications prepared by Borrower,
 -----
     Borrower's Architects, the General Contractor or Major Subcontractors, and approved by Administrative Agent and the Construction Consultant, which describe and show the labor, materials, equipment, fixtures and furnishings necessary for the construction of the Improvements, including all amendments and modifications thereof made by approved (to the extent approval is required under this Agreement) Change Orders (and also showing minimum grade of finishes and furnishings for all areas of the Improvements to be leased or sold in ready-for-occupancy condition).

"Premises" -- The real property owned by Borrower described on Schedule A to the
 --------
     Mortgage and located as indicated on the cover hereof, upon part of which the Improvements are to be constructed.

"Premises Documents" -- The Ground Lease and any other documents defined as such
 ------------------
     in the Mortgage.

"Prime Based Default Rate" -- The rate per annum equal to 3% in excess of the
 ------------------------
     Prime Based Rate.

"Prime Based Rate" -- The Applicable Margin plus the greater of (i) the Federal
 ----------------
     Funds Rate plus 1/2 of 1% per annum or (ii) the prime or base commercial lending rate as announced from time to time by Administrative Agent at Administrative Agent's Office, each change in said rates to be effective as of the date of such change.

"Principal Amount" -- At any time, the aggregate outstanding principal amount of
 ----------------
     the Notes.

"Pro Rata Share" -- With respect to each Lender, the ratio of such Lender's
 --------------
     Individual Loan Commitment to the Loan Amount. As of the date hereof, the Lenders' respective Pro Rata Shares are as follows:

          Lender                                  Pro Rata Share (%)
          ------                                  ------------------

"Project Cost Statement" -- A statement in the form of EXHIBIT A setting forth,
 ----------------------
     by category, the Direct and Indirect Costs of completion of the Improvements and the Loan Budget Amounts in respect of the Direct Costs Loan and Indirect Costs Loan.

"Qualifying Lease" -- Any fully executed lease of portions of the Retail/Tenant-
 ----------------
     Constructed Improvements having a minimum initial term of five (5) years, under which there exists, as of any date of determination, no material default, and which (i) when taken together with all other Qualifying Leases (excluding ground leases under which Borrower does not provide a tenant allowance), will yield a weighted average minimum rent for the first five
     (5) years of the lease term equal to at least $38.70 per square foot or
     (ii) is approved (or deemed to be approved) as such by Administrative Agent or the Required Lenders, as the case may be, if such approval is required pursuant to the terms of this Agreement.

"Regulation D"; "Regulation U" -- Regulations D and U, respectively, of the
 ------------    ------------
     Board of Governors of the Federal Reserve System.

"Regulatory Change" -- With respect to any Lender and the charging and
 -----------------
     collecting of interest at the LIBO Based Rate, any change after the date hereof in federal, state or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying generally to the class of banks including such Lender under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof, excluding any change the effect of which is reflected in a change in the LIBO Based Rate.

"Release Parcel"  Has the meaning specified in Section 8.24.
 --------------

"Replacement Lender" -- Has the meaning specified in Section 7.20.
 ------------------

"Required Lenders" -- At any time, those Non-Delinquent Lenders holding at least
 ----------------
     66-2/3% of that portion of the aggregate outstanding principal amount of those of the Notes held by the Non-Delinquent Lenders.

"Requisition" -- A statement by or on behalf of Borrower in the form of EXHIBIT
 -----------
     B setting forth the amount of the Loan advance requested in each instance and including:

          (i)  the Direct and Indirect Cost Statement;

          (ii) the "Contractor's Cost Certification" in the form of EXHIBIT B-1 or such other form (including AIA Document G702) as Administrative Agent may approve;

          (iii) "Payment Receipts/Lien Releases" from all contractors, subcontractors or suppliers in the form of EXHIBIT B-2 or such other form as Administrative Agent may approve;

          (iv) proof of payment of all Indirect Costs covered by a previous Requisition, provided that (a) reasonable substantiation, but not proof of payment, shall be required for advances of the Loan Budget Amounts for "Project Management Fees" and "Overhead and Supervision" and (b) proof of payment shall not be required for any individual item of Indirect Costs in an amount less than $10,000; and

          (v) a Cost-to-Date Detail Report in the form of EXHIBIT B-3, together with such other budget detail information as Administrative Agent may reasonably request.

"Reserve Requirement" -- The rate at which reserves (including any marginal,
 -------------------
     supplemental or emergency reserves) are actually required to be maintained by any Lender or any Lender's respective Participants, if any, under Regulation D against "Euro-Currency Liabilities", as such quoted term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by any Lender or any Lender's respective Participants, if any, by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBO Based Rate is to be determined as provided in this Agreement or (ii) any category of extensions of credit or other assets which includes loans the interest rate on which is determined on the basis of rates used in determining the LIBO Rate.

"Residential Improvements" - Approximately 501 residential units (each, a
 ------------------------
     "Residential Unit") to be located above the street-level Retail Improvements and/or parking structures, consisting of 98 loft-style Residential Units in Building 3, 100 loft-style Residential Units in Building 4, 21 luxury Residential Units in Building 6, 246 flat/townhouse Residential Units in Building 7 and 36 townhouse Residential Units in Building 8.

"Residential Lease" -- Any fully executed lease of a Residential Unit which is
 -----------------
     on market or above-market terms.

"Residential Unit" -- Has the meaning specified in the definition of
 ----------------
     "Residential Improvements" in this Section.

"Retail Improvements" -- Approximately 535,922 SFGLA of "main-street" retail
 -------------------
     space consisting of approximately 40,000 SFGLA in Building 1, approximately 41,331 SFGLA in Building 3, approximately 34,058 SFGLA in Building 4, approximately 55,395 SFGLA in Building 5, approximately 51,345 SFGLA in

     Building 6, approximately 89,034 SFGLA in Building 7, approximately 41,822 SFGLA in Building 8, approximately 93,487 SFGLA in Building 9 and a total of approximately 89,450 SFGLA in Buildings 13 and 15 and in retail kiosks located around Buildings 13 and 15, provided, however, that the Retail
                                         --------  -------
     Improvements shall not include any portions of such "main-street" retail space that constitute Tenant-Constructed Improvements.

"Retail/Tenant-Constructed Improvements" -- Collectively, the Retail
 --------------------------------------
     Improvements and the Tenant-Constructed Improvements.

"SFGLA" -- Square feet of gross leasable area.
 -----

"Stored Materials Statement" -- A statement in the form of SCHEDULE I-A which,
 --------------------------
     if advances are to be made for stored materials pursuant to Section 2.05, shall be submitted with, and made a part of, the Direct and Indirect Cost Statement.

"Substitute Lender" and "Substitution Notice" -- Have the respective meanings
 -----------------       -------------------
     specified in Section 3.05.

"Supplemental Fee Letter" -- That certain letter agreement, dated the date
 -----------------------
     hereof, among Commerz, Fleet, HVB, Borrower and Guarantor, providing for, among other things, Borrower's payment of certain fees in connection with the Loan to and for the respective accounts of the parties specified therein.

"Syndication Agent" -- Fleet.
 -----------------

"Tenant-Constructed Improvements" - Any theater or other retail improvements to
 -------------------------------
     be constructed and operated by the tenant under the lease with Borrower therefor, at the expense of such tenant.

"Title Insurer" -- First American Title Insurance Company or other issuer(s),
 -------------
     approved by Administrative Agent, of the title insurance policy or policies insuring the Mortgage.

"United States" and "U.S." -- The United States of America.
 -------------       ----

"Vertical Subdivision" -- The airspace subdivision of the respective lots on
 --------------------
     which one or more of Buildings 3, 4 and 6, 5, 7, 8 and 13/15 are located (Buildings 4 and 6 being located on the same lot) into, in the case of each such lot that is so subdivided, two (2) or more separate legal parcels containing, respectively, (i) portions of the Retail Improvements, (ii) portions of the Residential Improvements, (iii) parking facilities and (iv) in the case of the lot on which Building 13 is located, a central condensed water system for the Improvements.

"Vertical Subdivision Documents" -- All documents effecting or relating to the
 ------------------------------
     Vertical Subdivision, including, without limitation, any reciprocal easement agreement for the regulation, operation, administration and ownership of the portions of the Premises that are the subject thereof; articles of incorporation, by-laws or other organizational documents of any association formed to regulate, manage and operate such portions of the Premises; subdivision maps and plats; deeds of conveyance; and other documents required by the applicable subdivision Laws, all of the foregoing to be satisfactory to Administrative Agent in form and substance.

       Section 1.02   Rules of Construction.  Except as expressly provided
                      ---------------------
otherwise, when used in this Agreement (i) "or" is not exclusive, (ii) "hereunder", "herein", "hereof" and the like refer to this Agreement as a whole,
(iii) "Article", "Section", "Schedule" and "Exhibit" refer to Articles, Sections, Schedules and Exhibits of this Agreement, (iv) terms defined in the singular shall have a correlative meaning when used in the plural and vice versa, (v) a reference to a Law includes any amendment, modification or supplement to, or replacement of, such Law and (vi) a reference to a document shall mean such document as the same may be amended, modified or supplemented from time to time in accordance with its terms. The cover page and the Exhibits and Schedules annexed hereto are incorporated as a part of this Agreement with the same effect as if set forth in the body hereof. Any table of contents and all captions and headings herein are for convenience only and shall not affect the interpretation or construction hereof.

                                  ARTICLE II

                                 LOAN ADVANCES
                                 -------------

       Section 2.01   Advances Generally.  Subject to the provisions of this
                      ------------------
Agreement, each Lender will advance its Pro Rata Share of, and Borrower will accept, the Loan Amount in installments as follows:

          The Initial Advance will be made upon the satisfaction of the applicable conditions set forth in Section 4.02, and all subsequent advances shall be made monthly thereafter, upon the satisfaction of the applicable conditions set forth in Section 4.03, in amounts which shall be equal to the aggregate of the Direct and Indirect Costs incurred by Borrower through the end of the period covered by the Requisition less:
                                                                       ----

               (a) the greater of (x) 10% of such Direct Costs until such time as the Improvements are 50% completed (as certified by the Construction Consultant) and 0% thereafter, provided that there shall be no retention in the case of "General Conditions" and "Contractor's Fee" under the General Contract or in the case of tenant allowances or tenant work not being performed by Borrower or (y) the actual "Retained Amounts" specified on the Direct and Indirect Cost Statement; and
                     ---

               (b)  the total of the Loan advances theretofore made;

     and, at the election of Administrative Agent, less any combination of the
     ---                                           ----
     following further amounts:

               (c) all or a portion of the amount by which any Direct or Indirect Costs are or are estimated by Administrative Agent after consultation with Borrower to be greater than the respective Loan Budget Amounts for such costs; and/or

               (d) any costs covered by the Requisition not approved, certified or verified as provided in Section 2.02, any Indirect Costs covered by a previous Requisition for which proof of payment (if required under this Agreement) has not been received by Administrative Agent, and/or any Direct Costs covered by a previous Requisition for which Payment Receipts/Lien Releases have not been received by Administrative Agent and the Construction Consultant.

     Borrower shall use the proceeds of the Loan only for the payment of Direct and Indirect Costs shown on a Requisition in accordance with the approved Project Cost Statement and this Agreement. In no event shall proceeds of the Loan be used, in whole or in part, for the purpose of purchasing or carrying "margin stock", as such quoted term is defined in Regulation U, or in connection with a hostile acquisition or for any illegal purpose.

     The amount of each advance shall be a minimum of $1,000,000, unless the undisbursed amount of the Loan is less than $1,000,000.

       Section 2.02  Certification and Verification of Costs.  Direct Costs are
                     ---------------------------------------
to be certified by the General Contractor or Borrower's supervisor of construction if there is no General Contractor. Verification of the monthly progress and Direct Costs which have been incurred by Borrower from time to time, and the estimated total Direct Costs, shall be conclusively determined by the Construction Consultant, except that both Direct and Indirect Costs are also subject to approval and verification by Administrative Agent from time to time.

       Section 2.03  Procedures for Advances.  All advances to Borrower are to
                     -----------------------
be made at Administrative Agent's Office. Borrower shall submit Requisitions to Administrative Agent no later than 10:00 a.m. (New York time) on the date which is seven (7) Business Days prior to the date the advance is to be made. Administrative Agent, no later than four (4) Business Days prior to the date a requested advance is to be made, shall (i) notify each Lender either by telephone or by facsimile of the amount requested by Borrower, the amount approved by Administrative Agent, the portion of such advance to be funded by such Lender and the proposed date of such advance and (ii) send to each Lender by facsimile the summary pages of Borrower's Requisition (without attachments except for the Direct and Indirect Cost Statement). Not later than 10:00 a.m. (New York time) on the date of each advance, each Lender shall, through its Applicable Lending Office and subject to the conditions of this Agreement, make the amount to be advanced by it on such day available to Administrative Agent, at Administrative Agent's Office and in immediately available funds. The amount so received by Administrative Agent shall, subject to the conditions of this Agreement, be made available to Borrower, by Administrative Agent's depositing said amount into the Building Loan Trust Account.

Subsequent to the making of an advance, Administrative Agent shall deliver to a Lender, within five (5) Business Days of such Lender's request, such material relating to the Requisition for such advance as such Lender may reasonably request.

       Section 2.04  Held-Back Amounts; Advances for Indirect Costs After
                     ----------------------------------------------------
Completion.  Amounts not advanced pursuant to paragraph (a) of Section 2.01
----------
during the course of construction of the Improvements shall be advanced upon the satisfaction of the conditions set forth in Section 4.04. Loan Budget Amounts for Indirect Costs not advanced prior to completion of construction of the Improvements shall be advanced until exhausted, not more frequently than monthly, for Indirect Costs as incurred after such completion.

       Section 2.05  Stored Materials.  Lenders shall not make advances of
                     ----------------
proceeds of the Loan for building materials or furnishings not yet affixed to or incorporated into the Improvements, except as provided in this Section. Lenders shall make Loan Advances, in accordance with the terms of this Agreement, for major building materials approved by Administrative Agent which are stored on the Premises and intended to be incorporated into the Improvements pursuant to the Plans, provided Administrative Agent shall have received (a) bills of sale and other documentation evidencing payment in full of such materials, Borrower's ownership thereof and the release of any right, title or lien in respect thereof by any vendor, (b) evidence that such materials are covered by the insurance policies required by this Agreement and are identified and protected against loss, theft and damage in a manner acceptable to the Construction Consultant and
(c) evidence that advances made by Lenders for any materials stored on the Premises do not, at any one time, exceed, in the aggregate, $10,000,000, inclusive of the amount requested.

     Lenders shall make Loan advances, in accordance with the terms of this Agreement, for fully-fabricated major building materials approved by Administrative Agent, which are stored at locations off the Premises (including on the land owned by Borrower or its Affiliates adjacent to the Premises (the "Neighboring Premises")) prior to their incorporation into the Improvements pursuant to the Plans, provided that, in the case of each such advance, Administrative Agent shall have received (i) such security agreements, financing statements and other documents as Administrative Agent may require sufficient to create, perfect and protect a first lien on said materials, (ii) evidence that said materials are covered by the insurance policies required by this Agreement,
(iii) a written statement from the storer of said materials (in the event the owner of the storage location is other than Borrower) to the effect that Administrative Agent and the Construction Consultant may freely inspect said materials at all reasonable times (Borrower hereby agreeing that Administrative Agent and the Construction Consultant may freely inspect said materials stored on the Premises or other property of Borrower at reasonable times), (iv) evidence that advances made by Lenders for said materials stored off the Premises do not, at any one time, exceed, in the aggregate, $10,000,000, inclusive of the amount requested and (v) evidence that said materials stored off the Premises in locations other than the Neighboring Premises do not exceed, in the aggregate, $2,500,000, inclusive of the amount requested. Each request for an advance of Loan proceeds for materials to be stored off-site shall constitute Borrower's representation to

Lenders that said materials are (1) stored in a designated and secure area, conspicuously marked to show that they are the subject of a security interest held on behalf of Lenders, and that said materials will not be moved except in connection with their delivery to the Premises, (2) effectively segregated from all other materials of whatever kind located at the off-site location in question and (3) reasonably anticipated to be incorporated into the Improvements within one hundred twenty (120) days of the date of the advance therefor. Borrower covenants to deliver to Administrative Agent within ten (10) days of any such advance (x) paid bills or other documents of title which correspond to the materials so purchased and stored off-site, (y) evidence that title to said materials has passed to Borrower outright, and that no lien has or will be filed or claimed by the seller in connection therewith and (z) a certificate of Borrower to the effect that said materials are owned by Borrower outright, free and clear of all liens other than the lien held on behalf of Lenders and that all of the terms of this Section have been complied with (the representations set forth above and the statements contained in such certificate shall be deemed to be "representations and warranties" of Borrower with the same force and effect as if they had been set forth in Article V of this Agreement and the accuracy thereof shall be subject to independent verification by Administrative Agent and the Construction Consultant).

       Section 2.06  Contingency Advances.  There shall be no advances of the
                     --------------------
Loan Budget Amounts for "Contingency" unless mutually agreed by Borrower and Administrative Agent; provided, however, that, following such time as the
                      --------  -------
Improvements have been satisfactorily completed, lien-free, Borrower shall be entitled to advances of said Loan Budget Amounts to the extent it has actually incurred and paid Costs in respect of completion of the Improvements from its own funds and in excess of amounts advanced hereunder and has provided appropriate evidence of such payment to Administrative Agent.

       Section 2.07  Reallocation of Amounts on Project Cost Statement. If at
                     -------------------------------------------------
any time the undisbursed balance of the Loan Budget Amount for any category of cost shown on the Project Cost Statement (including, without limitation, "Interest on Loan") is, in Administrative Agent's judgment, excessive, the excess may be reallocated to any other Loan Budget Amount balance which Administrative Agent deems to be insufficient after consultation with or upon request of Borrower.

       Section 2.08  Certain Limitations on Advances.  Notwithstanding anything
                     -------------------------------
to the contrary contained herein, Lenders shall have no obligation to advance any portion of the Loan Budget Amount, if any, for (a) "Tenant Work" (I) unless Administrative Agent shall have received a copy, certified to be true and complete, of the lease for space in the Improvements to which such Tenant Work relates, and Administrative Agent or the Required Lenders, as the case may be, shall have approved such lease, if such approval is required by this Agreement, or (II) in an amount in excess of the TI Funding Amount. Notwithstanding the foregoing, subject to satisfaction of all other conditions to funding set forth in this Agreement, Lenders shall fund 100% of the amount requested by Borrower for Tenant Work under the Crate & Barrel Lease as and when a request therefor is included in a Requisition; and (b) "Interest on Loan" (i) if, when and to the extent that Administrative Agent, in its sole judgment, determines that the Premises and

Improvements are generating, on a cash basis, positive cash flow in excess of Borrower's other usual, reasonable and customary expenses regarding the Premises and Improvements or (ii) if and to the extent that Borrower shall have previously paid any interest under the Notes from sources other than advances hereunder or agreements supplemental hereto.

As used in this Section:

     "Applicable TI Rate" shall mean: (a) $61.44 per square foot for the first 165,307 SFGLA for which Borrower submits a Requisition requesting payment of costs for Tenant Work; (b) $43.88 per square foot for the next 165,307 SFGLA for which Borrower submits a Requisition requesting payment of costs for Tenant Work; and (c) a per square foot amount equal to the quotient of $4,352,560 divided by 165,308 square feet for the remaining SFGLA for which Borrower submits a Requisition requesting payment of costs for Tenant Work. The calculation of Applicable TI Rate shall not take into account the SFGLA leased pursuant to the Crate & Barrel Lease.

     "Tenant Work" shall mean any tenant improvement work performed or tenant improvement allowances paid by Borrower to or for the benefit of tenants under Qualifying Leases.

     "TI Cost Pool" shall mean at any time an amount equal to the sum of the Applicable TI Rate multiplied by the amount of SFGLA covered by Qualifying Leases for which Borrower has submitted a Requisition requesting payment of costs for Tenant Work.

     "TI Cost Pool Balance" shall mean the amount in the TI Cost Pool, from time to time, less the amount previously advanced to Borrower by Lenders for payment of costs for Tenant Work.

     "TI Funding Amount" shall mean the lesser of: (a) the TI Cost Pool Balance at the time a Requisition is submitted by Borrower which includes a request for payment of Tenant Work; or (b) the sum of (i) the actual amount actually requested by Borrower for a particular tenant in a Requisition that includes a request for Tenant Work plus (ii) any amounts in the TI Shortfall Pool.

     "TI Shortfall Pool" shall mean at any time the aggregate difference between amounts actually paid by Borrower to tenants under Qualifying Leases for Tenant Work and the amounts previously funded by Lenders for Tenant Work for such tenants, less the aggregate amount previously funded pursuant to clause (b)(ii)
         ----
of the definition of "TI Funding Amount" above.

       Section 2.09  Nature of Lenders' Obligations; Borrower's Rights and
                     -----------------------------------------------------
Obligations in Event a Lender Fails to Make an Advance.  The obligations of
------------------------------------------------------
Lenders under this Agreement are several, and no Lender shall be responsible for the failure of any other Lender to fund the portion required to be funded by such other Lender of an advance of the Loan. In cases where a Delinquent Lender fails to fund the portion required to be funded by it of an advance and (x) none of the other Lenders elects to be an Electing Lender pursuant to Section 7.16 and to fund the Delinquent Lender's share of the advance and (y) Borrower is unable to procure a Replacement Lender in accordance with Section 7.20, the obligation of the Non-Delinquent Lenders to fund their respective portions of such advance and each subsequent advance shall be conditioned on (i) Borrower's committing in writing to Lenders, prior to any such advance, that it will fund the entire Delinquency Amount and (ii) Borrower's submitting satisfactory evidence to Administrative Agent, at the time of each advance, that Borrower and/or Guarantor have paid, from their own funds, a portion of the Direct and Indirect Costs that are the subject of such advance in an amount equal to the Delinquent Lender's portion of such advance.

       Section 2.10  Notes.  The Loan shall be evidenced by notes of Borrower
                     -----
in the form of EXHIBIT H, duly completed and executed by Borrower (one for each Lender in an amount equal to such Lender's Individual Loan Commitment, payable for the account of such Lender's Applicable Lending Office), in an aggregate principal amount equal to the Loan Amount (such notes, as the same may hereafter be amended, modified, extended, severed, assigned, substituted, renewed or restated from time to time (including, without limitation, any substitute notes pursuant to Section 3.05, 7.16, 7.20 or 8.12), each, a "Note" and collectively, the "Notes"). The Notes shall mature, and all outstanding principal and other sums thereunder shall be paid in full, on the Maturity Date, as the same may be accelerated or extended.

     In case of any loss, theft, destruction or mutilation of any Lender's Note, Borrower shall, upon its receipt of an affidavit of an officer of such Lender as to such loss, theft, destruction or mutilation and an appropriate indemnification, execute and deliver a replacement Note to such Lender in the same principal amount and otherwise of like tenor as the lost, stolen, destroyed or mutilated Note.

       Section 2.11  Payments and Distributions; Certain Consequences of
                     ---------------------------------------------------
Delinquent Lender Status.  Borrower shall make each payment under this Agreement
------------------------
and under the Notes not later than 11:00 a.m. (New York time) on the date when due to Administrative Agent at Administrative Agent's Office in immediately available funds. Administrative Agent will thereafter, on the day of its receipt of each such payment, cause to be distributed to each Lender such Lender's appropriate share (based upon the respective outstanding principal amounts of the Notes and the respective rates of interest thereunder) of the payments of principal and interest, and its appropriate share of the payments of other sums, in like funds for the account of such Lender's Applicable Lending Office. Payments by Borrower hereunder or under the Notes or other Loan Documents shall be made without setoff or counterclaim.

     Except to the extent otherwise provided in this Agreement, whenever any payment to be made under this Agreement or under the Notes is due on any day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of interest and, if applicable, fees, as the case may be.

     Notwithstanding the foregoing provisions of this Section, (i) Administrative Agent shall make no payment to a Delinquent Lender until the Non-Delinquent Lenders have been paid in full all outstanding principal, accrued and unpaid interest and any other sums owing to them under the Loan Documents, it being understood that payments of interest on account of the outstanding principal amount of the Note held by the Delinquent Lender shall be held by Administrative Agent in a non-interest bearing account and not distributed to the Delinquent Lender until such time as all principal, interest and other sums due to the Non-Delinquent Lenders have been paid in full, (ii) any payments (other than interest, as provided in clause (i) above) that would otherwise be due a Delinquent Lender shall be distributed to the Non-Delinquent Lenders until such time as all principal, interest and other sums due to the Non-Delinquent Lenders have been paid in full (except that any such amounts otherwise due a Delinquent Lender received by Administrative Agent during an Election Period shall be retained by Administrative Agent until the expiration of the Election Period and either paid to the Delinquent Lender, if the delinquency is cured, or paid to the Non-Delinquent Lenders, if the delinquency is not cured) and (iii) Administrative Agent shall deduct, from amounts due (or, in the case of Delinquent Lender, amounts that would otherwise be payable to such Delinquent Lender being held by Administrative Agent pursuant to clause (i) above) Lender in default under its obligations under Section 7.05, the amount owing by such Lender pursuant to said
Section 7.05 and pay the amount so deducted to itself, the other Lenders, or such other party as is entitled to such amount, as applicable.

     Notwithstanding anything to the contrary contained in this Agreement or the Delinquent Lender's Note, to the extent a Delinquent Lender is obligated under this Agreement to advance Loan proceeds in respect of interest on the Notes, and fails to do so, and such amount is not funded by a Replacement Lender or Electing Lender, such portion of the interest on the Delinquent Lender's Note (i.e., the interest on the Delinquent Lender's Note that, absent the Delinquent
 - -
Lender's Delinquency, would have been paid by advances from the Loan Budget Amount for "Interest on Loan", until the same was fully disbursed) shall accrue (without compounding) and payment thereof shall be deferred until the Maturity Date (whether as stated or by acceleration or otherwise).

     If, following such time as all amounts owing under the Loan to the Non-Delinquent Lenders and Administrative Agent have been paid in full, Administrative Agent is holding funds in respect of amounts payable to the Delinquent Lender as provided in the third paragraph of this Section, Administrative Agent shall file an interpleader action in New York State Supreme Court, New York County and shall deposit the funds so held (less a sum equal to Administrative Agent's reasonable fees and expenses in connection with said interpleader action and deposit) with said court and Administrative Agent shall thereupon be relieved of responsibility to any party with respect to the funds deposited. Borrower and each Delinquent Lender hereby jointly and severally agree to reimburse Administrative Agent for all costs and expenses that Administrative Agent may incur in connection with the foregoing interpleader action.

     Except as provided above in this Section and in Section 7.16, each Lender's interest in the Loan shall be of equal priority with the interest of each other Lender.

       Section 2.12  Interest.  Borrower shall have the option, subject to the
                     --------
terms and conditions set forth in this Agreement, of paying interest on the Principal Amount or portions thereof at the Prime Based Rate or the LIBO Based Rate. If Borrower desires the application of the LIBO Based Rate, it shall submit a LIBO Rate Request to Administrative Agent, which LIBO Rate Request shall be irrevocable, subject to Borrower's right to convert the rate of interest payable under the Notes with respect to any LIBOR Amount from the LIBO Based Rate to the Prime Based Rate as provided in Section 2.14. Administrative Agent shall, on the day of its receipt of the LIBO Rate Request from Borrower, notify each Lender by either telephone or by facsimile of the specified LIBOR Amount and the amount of the Lender's portion thereof, the Interest Period and date of commencement thereof, and the interest rate applicable to such LIBOR Amount. Each LIBO Rate Request shall be applicable to the Notes in accordance with the Lenders' respective Pro Rata Shares, so that, barring a conversion or suspension of the LIBO Based Rate by one or more, but not all, Lenders, pursuant to Article III, the outstanding principal amounts of each of the Notes shall contain segments bearing interest at the Prime Based Rate and/or LIBO Based Rate(s) under particular Interest Period(s), each of which segments shall correspond to a proportional segment of the outstanding principal amount of every other Note. Notwithstanding the foregoing, if a Lender shall fail to fund the portion it is required to fund of any advance of the Loan and an Electing Lender shall commit to fund the Delinquency Amount pursuant to Section 7.16, then from and after the time of the first disbursement of the Delinquency Amount by the Electing Lender,
(i) in the case of a LIBO Rate Request with respect to an advance, such LIBO Rate Request shall be applicable to the Notes in accordance with the respective portions of such advance made by the Lenders; (ii) in the case of a LIBO Rate Request with respect to a portion of the Principal Amount bearing interest at the Prime Based Rate to be converted to the LIBO Based Rate, such LIBO Rate Request shall be applicable to the Notes ratably in accordance with the portions of the outstanding principal balances under the respective Notes bearing interest at the Prime Based Rate; and (iii) in the case of a LIBO Rate Request with respect to an existing LIBOR Amount that is to be the subject of a new Interest Period, such LIBO Rate Request shall be applicable to the Notes ratably in accordance with the respective portions of such existing LIBOR Amount allocable to the respective Notes. In the event that Borrower fails to submit a LIBO Rate Request with respect to a LIBOR Amount not later than 12 Noon (New York time) four (4) Business Days prior to the last day of the relevant Interest Period, the LIBOR Amount in question shall bear interest, commencing at the end of such Interest Period, at the LIBO Based Rate for an Interest Period of one
(1) month.

     Interest shall be computed on an actual/360-day basis (i.e., interest for
                                                            - -
each day during which any portion of the Principal Amount is bearing interest at a particular interest rate per annum shall be computed at such rate divided by
360).

     Borrower shall pay interest on the Principal Amount to Administrative Agent for the account of Lenders. Interest on the Principal Amount shall be payable, in arrears, monthly on the first day of the first month following the Initial Advance and on the first day of each month thereafter until the Notes are repaid in full.

       Section 2.13  Limitation on Number of Interest Periods.  Borrower shall
                     ----------------------------------------
not have the right to have more than six (6) Interest Periods, in the aggregate, in respect of the Loan in effect at any one time, whether or not any portion of the Principal Amount is then bearing interest at the Prime Based Rate.

       Section 2.14  Conversions of Interest Rate.  Provided there exists no
                     ----------------------------
Event of Default, Borrower shall have the right to convert, from time to time, the rate of interest payable under the Notes with respect to any portion of the Principal Amount to the LIBO Based Rate or the Prime Based Rate, subject to the terms of this Agreement (including, without limitation, the payment of all amounts due in connection with any such conversion from the LIBO Based Rate on a date other than the last day of an applicable Interest Period) and provided
                                                                   --------
that, in the case of a conversion from the LIBO Based Rate, the entire LIBOR Amount is the subject of the conversion. Conversions shall be accomplished (i) in the case of a conversion from the Prime Based Rate to the LIBO Based Rate, by Borrower's submission of a LIBO Rate Request in accordance with Section 2.12 or
(ii) in the case of a conversion from the LIBO Based Rate to the Prime Based Rate, by Borrower's request to Administrative Agent by telephone (to be promptly confirmed in writing), to be received by Administrative Agent at least four (4) Business Days prior to the date specified for such conversion, specifying the LIBOR Amount with respect to which the interest rate is to be converted and the date of the conversion. On the date of its receipt of such request, Administrative Agent shall notify each Lender thereof either by telephone or by facsimile.

       Section 2.15  Inapplicability of LIBO Based Rate.  Any portion of the
                     ----------------------------------
Principal Amount to which the LIBO Based Rate is not or cannot pursuant to the terms of this Agreement be applicable shall bear interest at the Prime Based Rate. Upon the occurrence of an Event of Default, the entire Principal Amount shall, at the option of the Required Lenders, immediately and without notice to Borrower, bear interest at the Prime Based Rate. In addition, during the existence of an Event of Default, Borrower shall have no right to submit a LIBO Rate Request with respect to any LIBOR Amount for which the current Interest Period is expiring. The foregoing provisions shall not be construed as a waiver by Lenders of their right to pursue any other remedies available to them under the Mortgage or any other Loan Document nor shall they be construed to limit in any way the application of the Default Rate as provided in the Mortgage.

       Section 2.16  Late Payment Premium.  Borrower shall pay to Administrative
                     --------------------
Agent for the account of Lenders a late payment premium in the amount of 5% of any payments of principal (other than principal due on the Maturity Date, as it may be accelerated or extended under the terms hereof) or interest under the Loan made more than ten (10) days after the due date thereof, which late payment premium shall be due with any such late payment.

       Section 2.17  Voluntary Prepayments.  Borrower may, upon at least thirty
                     ---------------------
(30) days' notice (which notice shall be irrevocable) to Administrative Agent, prepay the Principal Amount, in whole or part, without premium or penalty; provided, however, that (i) any partial prepayment under this Section shall be
--------  -------
in a principal amount of not less than $1,000,000 and an integral multiple of $100,000 (other than in the case of a prepayment pursuant to Section 8.24), (ii) prepayment of a LIBOR Amount other than on the last day of the applicable Interest Period shall be subject to the provisions of Section

3.03 and (iii) each prepayment under this Section shall include all interest accrued on the amount of principal prepaid (and all late charges and other sums that may be payable) through the date of prepayment. Amounts prepaid may not be reborrowed.

       Section 2.18  Extension(s) of Maturity Date.  Borrower shall have the
                     -----------------------------
option, exercisable twice, to extend the Maturity Date for a period of one (1) year, subject in each case (unless otherwise indicated), to (the "First Extension Conditions" and "Second Extension Conditions", respectively) (i) the absence of any Event of Default at both the time the option is exercised and on the Maturity Date to be extended, (ii) Administrative Agent's receipt of (w) a written request from Borrower for such extension between sixty (60) and one hundred eighty (180) days prior to the Maturity Date to be extended (upon the receipt of which Administrative Agent shall promptly commission the update to the appraisal required by clause (3) or (6), as applicable, below), (x) no later than one day prior to the Maturity Date to be extended, an extension fee, for the account of Lenders in accordance with their respective Pro Rata Shares, in the amount of .25% of the Commitment Amount as of the Maturity Date to be extended, (y) such note extension agreement(s) as Administrative Agent may reasonably require and (z) such interest rate protection agreements, and assignments thereof, as Administrative Agent may reasonably require and (iii) Administrative Agent's determination (which shall be conclusive so long as made on a reasonable basis) that, as of the Maturity Date to be extended, Guarantor is in compliance with the covenants set forth in paragraphs 9 and 10 of the Payment Guaranty, and that, for the first extension:
     -----------------------

          (1) the Improvements (other than (A) Building 5 and Building 9, (B) unleased tenant space and (C) minor "punch-list" items) have been satisfactorily completed, lien-free, in accordance with this Agreement and all building and other permits necessary for the tenants thereof to begin to fit out their premises have been issued by the appropriate Governmental Authority;

          (2) at least 75% of the total SFGLA in the Retail/Tenant-Constructed Improvements is covered by Qualifying Leases (including the Book Store Lease and the Crate & Barrel Lease ); and

          (3) the Commitment Amount does not exceed 65% of the "stabilized" value of the Premises (as reflected in an update to the appraisal delivered pursuant to Section 4.01(a)(4), which updated appraisal shall be commissioned by Administrative Agent at Borrower's expense); and, for the second extension:
     ------------------------

          (4) the Hotel, the Tenant-Constructed Improvements and the Improvements (other than (A) unleased tenant space and (B) minor "punch-list" items) have been satisfactorily completed, lien-free, in accordance with this Agreement and final certificates of occupancy issued therefor by the appropriate Governmental Authority;

          (5) at least 85% of the total SFGLA in the Retail/Tenant-Constructed Improvements is covered by Qualifying Leases (including the Book Store Lease and the Crate & Barrel Lease) having an unexpired term of one (1) year or more and at least 75% of the Residential Units is covered by Residential Leases, in each case pursuant to which the tenants thereunder are in occupancy and paying rent;

          (6) the Commitment Amount does not exceed 65% of the "as-is" value of the Premises (as reflected in an update to the appraisal delivered pursuant to Section 4.01(a)(4), which updated appraisal shall be commissioned by Administrative Agent at Borrower's expense); and

          (7)  Debt Service Coverage is at least 1.25;

provided, however, that the foregoing loan-to-value and Debt Service Coverage
--------  -------
conditions set forth in clauses (3), (6) and (7) above shall be deemed satisfied if Borrower makes a partial prepayment of the Principal Amount on or before the Maturity Date to be extended in an amount such that the requisite loan-to-value or Debt Service Coverage, each recomputed based on the reduced Commitment Amount, is attained.

       Section 2.19  Required Amortization During Second Extension Term.  If the
                     --------------------------------------------------
original Maturity Date is extended by Borrower for two (2) one year periods pursuant to the exercise of its options to extend in accordance with the provisions of Section 2.18, then, commencing on the first day of the second month following the second such extension, and on the first day of each month thereafter until the extended Maturity Date, Borrower shall, and hereby covenants and promises to, make monthly payments in reduction of the Principal Amount. The amount of such principal payments shall be computed in accordance with a thirty (30)-year fully amortizing, constant payment mortgage schedule based on the Commitment Amount at the time of the first such payment date and an assumed per annum interest rate of 9.25%.

       Section 2.20  Interest Rate Reduction.
                     -----------------------

      (a) Provided there exists no Default or Event of Default, the Applicable Margin with respect to the Prime Based Rate and the LIBO Based Rate shall be reduced to (i) .25% per annum and 1.875% per annum, respectively, upon Administrative Agent's determination (which shall be conclusive so long as made on a reasonable basis) that (1) the Improvements (other than (A) Buildings 5 and 9, (B) unleased tenant space and (C) minor "punch list" items) have been satisfactorily completed, lien-free, in accordance with this Agreement and all building and other permits necessary for the tenants thereof to begin to fit out their respective premises have been issued by the appropriate Governmental Authority, (2) Debt Service Coverage is at least 1.00, provided, however, that
                                                       --------  -------
in computing Debt Service Coverage for purposes of this clause (C), the revenue component of Net Operating Income under clause (a) of the definition thereof in
Section 1.01 of the Agreement shall, for any date of determination, be a pro-forma amount computed as set forth in sub-clause (x) of said clause (a) but based only on leases where all acceptance-of-possession co-tenancy requirements have been satisfied and (3) Guarantor is in compliance with the covenants set forth in paragraphs 9 and 10 of the

Payment Guaranty and (ii) .00% per annum and 1.625% per annum, respectively, upon Administrative Agent's determination (which shall be conclusive so long as made on a reasonable basis) that (1) the Hotel, the Tenant-Constructed Improvements and the Improvements (other than (A) unleased tenant space in the Improvements and (B) minor "punch-list" items) have been satisfactorily completed, lien-free, in accordance with this Agreement and final certificates of occupancy issued therefor by the appropriate Governmental Authority, (2) at least 80% of the total SFGLA in the Retail/Tenant-Constructed Improvements is covered by Qualifying Leases having an unexpired term of one (1) year or more, and at least 80% of the Residential Units is covered by Residential Leases, pursuant to which, in each case, the tenants thereunder are in occupancy and paying rent, (3) Guarantor is in compliance with the covenants set forth in paragraphs 9 and 10 of the Payment Guaranty and (4) Debt Service Coverage is at least 1.30. The two (2) interest rate reductions provided for in this paragraph are hereinafter referred to as the "First Rate Reduction" and the "Second Rate Reduction", respectively.

     (b) If at any time following Borrower's qualification for the First Rate Reduction and/or the Second Rate Reduction pursuant to paragraph (a) above, the conditions precedent to such reduction as set forth in said paragraph (a) cease to be satisfied, then the Applicable Margins shall, automatically and without the need for any further documentation or action of any kind, be increased retroactively to the date any such condition ceased to be satisfied by the amount of the prior reduction, subject, however, to further decrease and increase in accordance with the provisions of this Section.

                                  ARTICLE III

                            YIELD MAINTENANCE ETC.
                            ----------------------

     Section 3.01  Additional Costs and Other Effects of Regulatory Changes.
                   --------------------------------------------------------
Borrower shall pay directly to a Lender, promptly upon demand, such amounts as are necessary to compensate such Lender for Additional Costs resulting from any Regulatory Change which (i) subjects such Lender to any tax, duty or other charge with respect to the Loan or its Note, or changes the basis of taxation of any amounts payable to such Lender under the Loan or its Note (other than taxes imposed on the overall net income of such Lender or of its Applicable Lending Office by the jurisdiction in which such Lender's principal office or such Applicable Lending Office is located), (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Lender, (iii) imposes on such Lender or, in the case of LIBOR Amounts, on the London interbank market, any other condition affecting the Loan or its Note, or any of such extensions of credit or liabilities or (iv) imposes any capital adequacy requirements on such Lender by virtue of the Loan or the Notes. Such Lender will notify Borrower (with a copy to Administrative Agent) of any event occurring after the date hereof which would entitle it to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for those portions of the Loan affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in such Lender's sole opinion, be disadvantageous to it, provided that such Lender shall have no obligation to so
                       --------
designate an Applicable Lending Office located in the United States.

     Without limiting the effect of the immediately preceding paragraph, in the event that, by reason of any Regulatory Change, (i) a Lender incurs Additional Costs based on or measured by the excess above a specified level of the amount of (1) a category of deposits or other liabilities of such Lender which includes deposits by reference to which the LIBO Rate is determined as provided in this Agreement and/or (2) a category of extensions of credit or other assets of such Lender which includes loans the interest on which is determined on the basis of rates referred to in the definition of "LIBO Rate" in Section 1.01, (ii) a Lender becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold or (iii) it shall be unlawful or impossible for a Lender to make or maintain its Pro Rata Share of the Loan (or any portion thereof) at the LIBO Based Rate, then such Lender's obligation to make or maintain its Pro Rata Share of the Loan (or portions thereof) at the LIBO Based Rate (and Borrower's right to request the same) shall be suspended and such Lender shall give notice thereof to Borrower (with a copy to Administrative Agent) and, upon the giving of such notice, interest payable on the affected Note shall be converted to the Prime Based Rate, unless such Lender may lawfully continue to maintain its Pro Rata Share of the Loan (or any portion thereof) then bearing interest at the LIBO Based Rate to the end of the current Interest Period(s), at which time the interest rate on the affected Note shall convert to the Prime Based Rate. If subsequent to any conversion to the Prime Based Rate as provided above such Lender determines that such Regulatory Change has ceased to be in effect, such Lender will so notify Borrower (with a copy to Administrative Agent), and Borrower may convert the rate of interest payable under the affected Note with respect to those portions of the Principal Amount bearing interest at the Prime Based Rate to the LIBO Based Rate by submitting a LIBO Rate Request in respect thereof and otherwise complying with the provisions of this Agreement with respect thereto.

     Determinations by each Lender of the existence or effect of any Regulatory Change on its costs of making or maintaining its Pro Rata Share of the Loan, or portions thereof, at the LIBO Based Rate, or on amounts receivable by it in respect thereof, and of the additional amounts required to compensate such Lender in respect of Additional Costs, shall be conclusive, so long as made on a reasonable basis.

       Section 3.02  Limitations on Availability of LIBO Based Rate.  Anything
                     ----------------------------------------------
herein to the contrary notwithstanding, if, at the time of or prior to the determination of the LIBO Based Rate in respect of any LIBO Rate Request Amount as provided in this Agreement, (i) Administrative Agent determines (which determination shall be conclusive, so long as made on a reasonable basis) that by reason of circumstances affecting the London interbank market generally, adequate and fair means do not or will not exist for determining the LIBO Based Rate applicable to an Interest Period or (ii) a Lender determines (which determination shall be conclusive, so long as made on a reasonable basis) that the LIBO Rate will not accurately reflect the cost to such Lender of making or maintaining its Pro Rata Share of the Loan (or any portion thereof) at the

LIBO Based Rate, then Administrative Agent, in the case of the circumstances described in clause (i) above, or such Lender, in the case of the circumstances described in clause (ii) above, shall give Borrower prompt notice thereof (with a copy to Administrative Agent in the case of the notice from such Lender), and the LIBO Rate Request Amount in question, in the case of the circumstances described in clause (i) above, or such Lender's portion thereof, in the case of the circumstances described in clause (ii) above, shall bear interest, or continue to bear interest, as the case may be, at the Prime Based Rate. If at any time subsequent to Administrative Agent's or such Lender's giving of such notice, Administrative Agent or such Lender, as the case may be, determines that because of a change in circumstances the LIBO Based Rate is again available to Borrower, Administrative Agent or such Lender, as the case may be, shall so notify Borrower (with a copy to Administrative Agent, in the case of the notice from such Lender) and Borrower may convert the rate of interest payable under the Notes or such Lender's Note, as the case may be, from the Prime Based Rate to the LIBO Based Rate by submitting a LIBO Rate Request in respect thereof and otherwise complying with the provisions of this Agreement with respect thereto.

       Section 3.03  Certain Compensation.  Borrower shall pay directly to a
                     --------------------
Lender, immediately upon request and notwithstanding contrary provisions contained in the Mortgage or other Loan Documents, such amounts as shall, in the judgment of such Lender (which shall be conclusive so long as made on a reasonable basis), compensate it for any loss, cost or expense incurred by it as a result of (i) any payment or prepayment (under any circumstances whatsoever, whether voluntary or involuntary) of any portion of the Principal Amount bearing interest at the LIBO Based Rate on a date other than the last day of an applicable Interest Period, (ii) the conversion (for any reason whatsoever, whether voluntary or involuntary) of the rate of interest payable under such Lender's Note from the LIBO Based Rate to the Prime Based Rate with respect to any portion of the Principal Amount then bearing interest at the LIBO Based Rate on a date other than the last day of an applicable Interest Period, (iii) the failure of all or a portion of an advance of the Loan which was to have borne interest at the LIBO Based Rate pursuant to a LIBO Rate Request to be made, (iv) any failure by Borrower to prepay any portion of the Principal Amount bearing interest at the LIBO Based Rate on the date specified in Borrower's notice of prepayment or (v) the failure of Borrower to borrow, continue or convert in accordance with a LIBO Rate Request submitted by it, which amounts shall include, without limitation, an amount equal to the present value (using as a discount rate the rate at which interest is computed pursuant to clause (y) below) of the excess, if any, of (x) the amount of interest that would have accrued at the LIBO Based Rate on the amount so prepaid, converted, not advanced, not prepaid or not borrowed, continued or converted, as the case may be, for the period from the date of occurrence to the last day of the applicable Interest Period over (y) the amount of interest (as determined in good faith by such Lender) that such Lender would have paid to Borrower (and other customers) on a Euro-Dollar deposit placed by such Lender with leading banks in the London interbank market for an amount comparable to the amount so prepaid, converted, not advanced, not prepaid or not borrowed, continued or converted, as the case may be, for the period from the date of occurrence to the last day of the applicable Interest Period. A determination by a Lender as to the amounts payable to it pursuant to this Section shall be conclusive absent manifest error.

       Section 3.04  Intentionally Omitted.
                     ---------------------

       Section 3.05  Substitution of Lenders.  If any Lender (an "Affected
                     -----------------------
Lender") (i) makes demand upon Borrower for (or if Borrower is otherwise required to pay) Additional Costs pursuant to Section 3.01 or (ii) gives notice to Borrower that such Lender is unable to make or maintain its Pro Rata Share of the Loan at the LIBO Based Rate as a result of a condition described in clause
(ii) of Section 3.02 or in the second paragraph of Section 3.01, Borrower may, within ninety (90) days of receipt of such demand or notice, as the case may be, give notice (a "Substitution Notice") to Administrative Agent and to each Lender of its intention to replace such Affected Lender with another financial institution (the "Substitute Lender") designated in such Substitution Notice. If, within thirty (30) days of Administrative Agent's receipt of such Substitution Notice, (x) Administrative Agent shall notify Borrower and each Lender in writing that the Substitute Lender is reasonably satisfactory to the Required Lenders and (y) the Affected Lender shall not agree to waive the payment of the Additional Costs in question or the effect of the circumstances described in clause (ii) of Section 3.02 or in the second paragraph of Section 3.01, then the Affected Lender shall, so long as no Default shall exist, assign its Note and all of its rights and obligations under this Agreement to the Substitute Lender, and the Substitute Lender shall assume all of the Affected Lender's rights and obligations, pursuant to an agreement, substantially in the form of an Assignment and Assumption Agreement, executed by the Affected Lender and the Substitute Lender. In connection with such assignment and assumption, the Substitute Lender shall pay to the Affected Lender an amount equal to the outstanding principal amount under the Affected Lender's Note plus all interest accrued thereon, plus all other amounts, if any (other than the Additional Costs in question), then due and payable to the Affected Lender with respect to the Loan; provided, however, that prior to or simultaneously with any such
      --------  -------
assignment and assumption, Borrower shall have paid to such Affected Lender all amounts properly demanded and unreimbursed under this Article III. Upon the effective date of such assignment and assumption and the payment by the Substitute Lender to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $3,500, the Substitute Lender shall become a party to this Agreement and shall have all the rights and obligations of a Lender as set forth in such Assignment and Assumption Agreement, and the Affected Lender shall be released from its obligations hereunder, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this Section, a note shall be issued to the Substitute Lender by Borrower, in substitution for the Affected Lender's Note, and the Affected Lender shall return its Note to Borrower. Such substitute note shall constitute a "Note", and the obligations evidenced by such substitute note shall be secured by the Mortgage. In connection with Borrower's execution of such substitute note as aforesaid, Borrower shall deliver to Administrative Agent such evidence of the due authorization, execution and delivery of the substitute note and any related documents as Administrative Agent may reasonably request; provided,
                                                                  --------
however, that Borrower shall not be required to deliver a legal opinion in
-------
connection with such substitute note. If the Substitute Lender is not incorporated under the Laws of the United States or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 7.13.

     Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with the substitution of Lenders in accordance with the foregoing provisions of this Section.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT
                             --------------------

       Section 4.01  Conditions Precedent to Closing.  Lenders shall not be
                     -------------------------------
obligated hereunder until the following conditions shall have been satisfied:

          (a)  Lenders shall have received and approved each of the following:

               (1)  Fees and Expenses.  (i) Those fees required by the
                    -----------------
          Supplemental Fee Letter to be paid on or before the date hereof and
          (ii) all fees and expenses incurred by Agent (including, without limitation, the reasonable fees and expenses of Lenders' Counsel, the Construction Consultant, Lenders' environmental and insurance consultants, and the preparer of the appraisal required by paragraph
          (4) below);

               (2)  Loan Documents and Supplemental Fee Letter.  This Agreement,
                    ------------------------------------------
          each of the other Loan Documents and the Supplemental Fee Letter, duly executed by the parties thereto, and, where applicable, duly acknowledged and in proper form for recording or filing, as the case may be, and all necessary or desirable recordings and filings shall have been duly made;

               (3)  Financial Statements.  Current Financial Statements and such
                    --------------------
          other financial data (including, without limitation, current financial statements of tenants under leases in respect of the Premises and of parties to any of the Premises Documents, and of the guarantor(s), if any, of any such tenants or parties, as may in the possession of Borrower or obtainable by Borrower with reasonable effort) as Administrative Agent shall require;

               (4)  Appraisal.  An independent M.A.I. appraisal of the Premises
                    ---------
          and Improvements, complying in all respects with the standards for real estate appraisals established pursuant to the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, showing that the Loan Amount does not exceed 65% of the stabilized value of the Premises;

               (5)  Insurance Policies.  The policies of insurance required by
                    ------------------
          the Mortgage, together with evidence of the payment of the premiums therefor;

               (6)  Hazardous Materials Report(s)/Reliance Letter(s).  A
                    ------------------------------------------------
          detailed Phase I environmental site assessment report (and, if reasonably requested by Administrative Agent, a Phase II report) regarding the Premises (with accompanying "reliance letters"), issued by a properly qualified engineer;

               (7)  Title Policy.  A paid title insurance policy (or policies),
                    ------------
          in the amount of the Mortgage, in ALTA 10-17-92 or other form approved by Lenders' Counsel, issued by the Title Insurer, which shall insure the Mortgage to be a valid lien on Borrower's interests in the Premises free and clear of all defects and encumbrances except those previously received and approved by Lenders' Counsel, and shall contain:

                    (i) full coverage against mechanics' liens (filed and inchoate).

                    (ii) a reference to the survey but no survey exceptions except those theretofore approved by Lenders' Counsel,

                    (iii) such affirmative insurance and endorsements as Lenders' Counsel may require, and

                    (iv)   a Pending Disbursements Clause in the form of EXHIBIT
               G,

          and shall be accompanied by such reinsurance agreements between the Title Insurer and title companies approved by Administrative Agent, in ALTA 1994 facultative form, as Administrative Agent may require;

               (8)  Survey. A current ALTA/ACSM survey of the Premises,
                    ------
          certified to Administrative Agent and the Title Insurer, showing:

                    (i) the location of the perimeter of the Premises by courses and distances,

                    (ii) all easements, rights-of-way, and utility lines referred to in the title policy required by this Agreement or which actually service or cross the Premises,

                    (iii) the lines of the streets abutting the Premises and the width thereof, and any established building and setback lines,

                    (iv) encroachments and the extent thereof upon the Premises,

                    (v) the Improvements to the extent constructed, and the relationship of the Improvements by distances to the perimeter of the Premises, established building, setback and street lines,

                    (vi) if the Premises are described as being on a filed map, a legend relating the survey to said map, and

                    (vii) all flood zone designations in respect of the Premises;

               (9)  Leases and Premises Documents.  Certified copies of all
                    -----------------------------
          executed leases in respect of the Premises, accompanied by, in the case of any leases demising in excess of 5,000 SFGLA specified by Administrative Agent, estoppel certificates from the tenants thereunder and, in the case of any leases specified by Administrative Agent, notice-of-assignment letters in the form of EXHIBIT F in respect thereof, executed by Borrower; certified copies of the standard form of lease Borrower will use in connection with the leasing of space in the Retail Improvements; and certified copies of all Premises Documents, together with estoppel certificates from the parties thereto;

               (10) Counsel Opinions.  Opinions of Borrower's counsel and local
                    ----------------
          counsel (and, if required by Administrative Agent, of a local counsel selected by Administrative Agent or Lenders' Counsel) in form satisfactory to Administrative Agent;

               (11) Organizational Documents.  If Borrower, Guarantor or any
                    ------------------------
          general partner or member of any of them is a corporation, current copies of the following documents with respect to each:

                    (i) good-standing certificates from the jurisdiction of its incorporation and the State of California,

                    (ii) a resolution, certified by the corporate secretary, of the shareholders or directors of the corporation authorizing the consummation of the transactions contemplated hereby and the execution, delivery and performance of the Loan Documents and any other documents to be executed, delivered or performed by said corporation (including any substitute or replacement Notes to be executed and delivered pursuant to the terms hereof), and

                    (iii) a certificate of the corporate secretary as to the incumbency of the officers executing any of the documents required hereby,

          and, if Borrower, Guarantor or any general partner or member of any of them is a partnership, venture, limited liability company or trust:

                    (iv) the entity's organizational agreement and all amendments and attachments thereto, certified by a general partner, venturer, member or trustee to be true and complete,

                    (v) any certificates filed or required to be filed by the entity in the jurisdictions of its formation and the State of California in order for it to do business in those jurisdictions, and

                    (vi) evidence of the authorization of the consummation of the transactions contemplated hereby and the execution, delivery and performance of the Loan Documents and any other documents to be executed, delivered and performed by said entity (including any substitute or replacement Notes to be executed and delivered pursuant to the terms hereof), and including any required consents by partners, venturers, members, trustees or beneficiaries;

               (12) Permits and Approvals.  Copies of any and all authorizations
                    ---------------------
          (including plot plan and subdivision approvals, zoning variances, water, sewer, building and other permits) required by Governmental Authorities or otherwise necessary for the construction, use, occupancy and operation of the Premises and/or Improvements for the purposes contemplated by the Plans in accordance with all applicable Laws, all with respect only to the structure and foundations of Buildings 3, 4, 6, 7 , 8 and 13/15;

               (13) Management and Leasing Contracts.  Certified copies of all
                    --------------------------------
          agreements, if any, providing for or relating to the management or leasing of the Premises or Improvements;

               (14) Chattel Searches.  UCC searches against Borrower or other
                    ----------------
          owner of the Premises;

               (15) Plans, Etc.  A complete set of the Plans and copies of a
                    -----------
          soil-engineer's report, a site plan (showing all necessary approvals, utility connections and site improvements) and all inspection and test records and reports made by or for Borrower or Borrower's Architects, all with respect only to Buildings 3, 4, 6, 7 and 8;

               (16) Consultant's Report.  A report from the Construction
                    -------------------
          Consultant to the effects that (i) it has received and approved the items required by paragraph (b) below, (ii) the Plans referred in paragraph (15) above have been approved by all applicable Governmental Authorities, (iii) the Improvements as shown by said Plans will comply with applicable zoning and other Laws, including requirements for parking spaces, (iv) a General Contract and Major Subcontracts are in effect which satisfactorily provide for the construction of Buildings 3, 4, 6, 7 and 8, (v) all roads and utilities necessary for the full utilization of the Improvements for their intended purposes have been completed, or the presently installed and proposed roads and utilities will be sufficient for the full utilization of the Improvements for their intended purpose and will be available to and servicing the Premises upon completion of the Improvements, (vi) the construction of the Improvements theretofore performed, if any, was performed in accordance with the Plans and (vii) construction of the Improvements, along with all necessary roads and utilities, will be finished on or before the Completion Date; and to such other effects as Administrative Agent may reasonably request;

               (17) Construction Contracts and Will-Serve Letters.  Copies of
                    ---------------------------------------------
          the General Contract, the Major Subcontracts and Borrower's agreements with Borrower's Architects, in each case certified by Borrower to be true and complete, together with letters from Borrower's Architects and the General Contractor in the forms of EXHIBITS C and D, respectively, and letters also in the form of EXHIBIT D (modified appropriately) (x) from all Major Subcontractors with whom Borrower has a direct contract and (y) on a best-efforts basis, from each other Major Subcontractor whose contract price is $10,000,000 or more; provided, however, that, for purposes of the closing of the Loan, the
          --------  -------
          General Contract and Borrower's agreements with Borrower's Architects need only cover Buildings 3, 4, 6, 7 and 8;

               (18) Bonds.  Either (x) performance bonds naming Administrative
                    -----
          Agent as co-obligee and labor and materials payment bonds, each in AIA Document No. A-312 (1984 Edition) form, for penal sums equal to the amounts of such of the Major Subcontracts specified by Administrative Agent or (y) a "subguard" insurance policy in respect of the construction contracts for the Improvements, together with an assignment thereof to Administrative Agent for the benefit of Lenders (which assignment may be contained in the policy itself);

               (19) Progress Schedule.  A progress schedule or chart showing
                    -----------------
          the interval of time over which each item of Direct Cost is projected to be incurred or paid;

               (20) Project Cost Statement.  The Project Cost Statement;
                    ----------------------

               (21) Collateral Assignments, Etc.  The Collateral Assignments
                    ---------------------------
          and the related absolute assignments (and, in the case of the FRIT LLC Collateral Assignment, subordination agreement) required thereby, together with the original notes and originals or certified copies of the deeds of trust and other related documents being assigned; and an agreement in recordable form subordinating the FRIT Deed of Trust to the Ground Lease;

               (22) Covenant Compliance Certificate.  A certificate of the sort
                    -------------------------------
          required by paragraph (3) of Section 6.18;

               (23) Interest Rate Protection Strategy.  A certificate, executed
                    ---------------------------------
          by an appropriate financial officer of Borrower, setting forth the details

          (including rates, terms and notional amounts) and timing of the interest rate protection strategy that Borrower intends to employ in respect of the Loan;

               (24) Hotel-Related Documents.  Certified copies of the Hotel
                    -----------------------
          Lease, the Building 5 Declaration and the related Condensed Water Agreement; the original letters of credit delivered by the Hotel Operator pursuant to the Hotel Lease; a collateral assignment, duly executed by FRIT LLC, to Administrative Agent of said letters of credit; and transfer letters in blank executed by FRIT LLC, as required by said collateral assignment; and

               (25) Additional Documentation.  Such other approvals, opinions
                    ------------------------
          or documents as Administrative Agent may reasonably request; and

          (b) The Construction Consultant shall have received and approved each of the following:

               (1)  Related Documents.  Copies of the items required by
                    -----------------
          paragraphs (6), (8), (12), (15), (17), (18), (19) and (20) of Section
          4.01(a), together with copies of any leases or Premises Documents which contain any requirements or specifications in respect of construction of the Improvements; and

               (2)  Title Documents.  Copies of any documents listed as
                    ---------------
          exceptions to title in the title policy required hereby which are relevant to the construction or use of the Improvements.

       Section 4.02  Conditions to Initial Advance.  Lenders shall not be
                     -----------------------------
obligated to make the Initial Advance until the following conditions shall have been satisfied:

          (a) All conditions of Section 4.01 shall have been and remain, satisfied as of the date of the Initial Advance;

          (b) There shall exist no Default or Event of Default, and no Default or Event of Default would result from the making of the Initial Advance;

          (c) The representations and warranties made to Administrative Agent or Lenders herein, in the other Loan Documents and in any other document, certificate or statement executed or delivered to Administrative Agent or Lenders in connection with the Loan shall be true and correct in all material respects on and as of the date of the Initial Advance with the same effect as if made on such date;

          (d) The Improvements, if any, shall not have been materially injured or damaged by fire or other casualty unless Administrative Agent shall have received, for the account of Lenders, insurance proceeds or funds from Borrower sufficient in the judgment of the Construction Consultant to effect the satisfactory restoration of the Improvements and to permit completion of the Improvements prior to the Completion Date;

          (e) Lenders (or, in the case of paragraph (4), Administrative Agent) shall have received and approved each of the following:

               (1)  Title Continuation.  A written continuation of or
                    ------------------
          endorsement to the title policy insuring the Mortgage, in a form approved by Lenders' Counsel, conforming to the requirements of EXHIBIT G and setting forth no additional exceptions except those approved by Lenders' Counsel or otherwise expressly permitted by the Loan Documents;

               (2)  Required Leases.  To the extent not previously delivered
                    ---------------
          pursuant to paragraph (9) of Section 4.01(a), certified copies of all leases in respect to the Premises (including, without limitation, (x) Qualifying Leases (including the Book Store Lease and the Crate & Barrel Lease) or (y) executed letters of intent or final leases out for signature which, when finalized or executed, as the case may be, would constitute Qualifying Leases, covering, in the aggregate, a minimum of 45% of the total SFGLA in the Retail/Tenant-Constructed Improvements and providing for an aggregate annual net base rent of at least the Minimum Rental Advance Amount; provided, however, that no
                                                   --------  -------
          more than 15% of the total SFGLA may be covered by the documents described in clause (y) above in satisfaction of the foregoing requirement) accompanied by tenant estoppel certificates and notice of assignment letters as specified in paragraph (9) of Section 4.01(a); and subordination and attornment agreements, in Administrative Agent's usual form, in respect of such leases demising in excess of 5,000 SFGLA as Administrative Agent may require;

               (3)  Equity Investment.  Prior to the Initial Advance, a
                    -----------------
          certificate from Borrower demonstrating to Lenders that it has invested equity in the Premises (i.e., by its payment of Direct or
                                           - -
          Indirect Costs) in an amount equal to at least the greater of (i) $138,000,000 or (ii) the excess of (x) the total Direct and Indirect Costs necessary for completion of the Improvements at the time of the Initial Advance (as estimated by Lenders and the Construction Consultant) over (y) the Loan Amount, which certificate shall be accompanied by such evidence of such investment as Administrative Agent may reasonably request;

               (4)  Association-Related Documents.  The following documents,
                    -----------------------------
          all satisfactory to Administrative Agent: certified copies of the organizational documents of the Association; conditional resignations, in the form of EXHIBIT J, of the members of the "Board" of the Association and the "Architectural Committee" under the Declaration and the officers of the Association; and written acknowledgment from the Association that Administrative Agent is a "Mortgagee" entitled to all the rights of a "Mortgagee" under the Declaration;

               (5)  Requisition.  A Requisition for the Initial Advance,
                    -----------
          together with such proof of incurrence of any Indirect Costs included therein as may be required by the terms hereof; and

               (6)  Hotel-Related Documents.  An executed subordination,
                    -----------------------
          non-disturbance and attornment agreement with the Hotel Operator with respect to the Hotel Lease; a certified copy of the Building 5/Hotel Construction Contract; and payment and performance bonds (naming Administrative Agent as an obligee) as are required to be delivered by the Hotel Operator under the Hotel Lease; provided, however, that the requirement for the Building 5/Hotel Construction Contract and related bonds shall be deferred as provided in Section 8.28.

          (f) The Construction Consultant shall have received and approved each of the following:

               (1)  Related Documents.  Copies of the items required by
                    -----------------
          paragraph (3) of Section 4.02(e), together with any leases that contain any requirements or specifications in respect of construction of the Improvements; and

               (2)  Requisition.  If the Initial Advance consists in whole or
                    -----------
          in part of advances for Direct Costs, a copy of the Requisition therefor.

       Section 4.03  Conditions to Advances After the Initial Advance.  Lenders'
                     ------------------------------------------------
obligation to make advances of proceeds of the Loan after the Initial Advance shall be subject to the satisfaction of the following conditions:

          (a) All conditions of Sections 4.01 and 4.02 shall have been and remain satisfied as of the date of such advances;

          (b) There shall exist no Default or Event of Default, and no Default or Event of Default would result from the making of the advance;

          (c) The representations and warranties made to Administrative Agent and/or Lenders herein, in the other Loan Documents and in any other document, certificate or statement executed or delivered to Administrative Agent and/or Lenders in connection with the Loan shall be true and correct in all material respects on and as of the date of the advance with the same effect as if made on such date;

          (d) Administrative Agent shall have received a written continuation report of or endorsement to the title policy insuring the Mortgage to the date of such advance, in the form approved by Lenders' Counsel, conforming to the pending disbursement requirements set forth in EXHIBIT G and setting forth no additional exceptions (including survey exceptions) except those that are approved by Lenders' Counsel or that result from encumbrances that are expressly permitted by the Loan Documents;

          (e) If required by the Title Insurer as a condition to issuing the endorsement required by clause (d) above, or if otherwise reasonably required by Administrative Agent, Administrative Agent shall have received a survey of the Premises certified to it and the Title Insurer, updated, with respect to all relevant requirements and information, to within ten
     (10) days of the advance; and

          (f) Administrative Agent and the Construction Consultant shall have received a Requisition for the advance, together with such other documentation and information as either of them may reasonably require.

       Section 4.04  Conditions to Last Direct Costs Advance.  In addition to
                     ---------------------------------------
the requirements of Section 4.03, in the case of the last Direct Costs Loan advance as provided in Section 2.04, Administrative Agent shall also have received and approved:

          (a) A report from the Construction Consultant to the effects that (i) construction of the Improvements has been completed, and any necessary utilities and roads have been finished and made available for use, in accordance with the Plans and (ii) it has received satisfactory evidence of the approval by all Governmental Authorities of the Tenant-Constructed Improvements and the Improvements in their entirety for permanent occupancy, and of the contemplated uses thereof, to the extent any such approval is a condition of the lawful use and occupancy thereof;

          (b) A current final survey of the Premises, certified to Administrative Agent and the Title Insurer, showing the completed Improvements;

          (c) Evidence that Borrower has filed the notice, if any, of completion of the Improvements necessary to establish commencement of the shortest statutory period for the filing of mechanics' and materialmen's liens; and

          (d) To the extent any tenants under leases or any parties to the Premises Documents have rights of approval with respect to construction of the Improvements, certificates by such tenants or parties, to the effect that, for purposes of such leases and Premises Documents, respectively, the Improvements have been satisfactorily completed.

                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Borrower represents and warrants to Administrative Agent and Lenders that:

       Section 5.01  Due Formation; Ownership; Power and Authority.  FRIT LLC is
                     ---------------------------------------------
a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of California, of which SRI is the sole managing member and the owner of a 75% beneficial interest therein. SRI is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Maryland, qualified to do business and in good standing under the Laws of the State of California, which is wholly-owned and controlled by Guarantor. SJR is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Maryland, qualified to do business and in good standing under the Laws of the State of California, 100% of the preferred stock of which is owned by FRIT LLC. Guarantor is a publicly-owned real estate investment trust duly organized, validly existing and in good standing under the Laws of the State of Maryland, qualified to do business and in good standing under the Laws of the State of California. Each of Borrower and Guarantor has full power and authority to consummate the transactions contemplated hereby and to execute, deliver and perform this Agreement and any other Loan Document to which it is a party. FRIT LLC is not engaged in rendering "professional services", as such term is defined in Section 13401(a) of the California Government Code and the local ordinances enacted pursuant thereto.

       Section 5.02  Legally Enforceable Agreements.  The Supplemental Fee
                     ------------------------------
Letter and each Loan Document to which Borrower or Guarantor is a party is a legal, valid and binding obligation of such party, enforceable against Borrower or Guarantor, as the case may be, in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar Laws affecting creditors' rights generally.

       Section 5.03  Financial Statements.  Financial Statements have been
                     --------------------
heretofore delivered to Lenders which are true, correct and current in all respects and which fairly present the respective financial conditions of the subjects thereof as of the respective dates thereof; no Material Adverse Change has occurred since the respective dates thereof and no borrowings (other than the Loan) which might give rise to a lien or claim against the Mortgaged Property or proceeds of the Loan have been made by Borrower or others since the dates thereof.

       Section 5.04  Compliance With Laws; Payment of Taxes.  Borrower and
                     --------------------------------------
Guarantor are in compliance with, and the transactions contemplated hereby and by the other Loan Documents do not and will not violate any provision of, or require any filing, registration, consent or approval under, any Law presently in effect having applicability to Borrower or Guarantor; Borrower has filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges and levies due and payable (including those in respect of the Premises), including interest and penalties.

       Section 5.05  Litigation.  There are no actions, suits or proceedings
                     ----------
pending or, to Borrower's knowledge, threatened against or affecting it, the Premises, the validity or enforceability of the Mortgage or the priority of the lien thereof at law, in equity or before or by any Governmental Authorities, nor are there any material actions, suits or proceedings pending or, to Borrower's knowledge, threatened against or affecting Guarantor, except, in any case above, actions, suits or proceedings which have been disclosed to Administrative Agent and Lenders in writing and which are fully covered by insurance or would, if adversely determined, not substantially impair the ability of Borrower or Guarantor to pay when due any amounts which may become payable under the Notes or Guaranty or to otherwise pay and perform their respective obligations in connection with the Loan; to Borrower's knowledge, neither it nor Guarantor is in default with respect to any order, writ, injunction, decree or demand of any court or Governmental Authorities.

       Section 5.06  No Conflicts or Defaults.  The consummation of the
                     ------------------------
transactions contemplated hereby and the performance hereof and of the other Loan Documents have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which Borrower or Guarantor is a party or by which either of them may be bound or affected.

       Section 5.07  Solvency.  Borrower and Guarantor are, and upon
                     --------
consummation of the transactions contemplated by this Agreement, the other Loan Documents and any other related documents, will be, solvent.

       Section 5.08  Governmental Regulation.  Borrower is not subject to
                     -----------------------
regulation under the Investment Company Act of 1940 or any Law limiting its ability to incur indebtedness for money borrowed as contemplated hereby.

       Section 5.09  Insurance.  Borrower has in force, and has paid the
                     ---------
premiums in respect of, all of the insurance required by the Mortgage.

       Section 5.10  ERISA.  Neither Borrower nor Guarantor nor any other
                     -----
Person, including any fiduciary, has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) which could subject Borrower or Guarantor or any Person whom they have an obligation to indemnify to any tax or penalty imposed under Section 4975 of the Code or Section 502 of ERISA; neither Borrower nor Guarantor nor any ERISA Affiliate maintains, contributes to or has any liability with respect to a Multiemployer Plan or any other plan subject to Title IV of ERISA; each Employee Benefit Plan is administered in accordance with its terms and, except as disclosed to Administrative Agent in writing, in compliance with all applicable Laws, including any reporting requirements; each Pension Plan intending to qualify under Section 401(a) or 401(k) of the Code does so qualify; there is no lien outstanding or security interest given in connection with a Pension Plan; neither Borrower nor Guarantor nor any ERISA Affiliate has any liability with respect to an accumulated funding deficiency (whether or not waived) under
Section 412 of the Code or Section 302 of ERISA; neither Borrower nor Guarantor has any liability for retiree medical or death benefits (contingent or otherwise) other than as required by Section 4980B of the Code; and no part of the funds to be used by Borrower or Guarantor in satisfaction of their respective obligations under this Agreement and the other Loan Documents constitute "plan assets" of any "employee benefit plan" within the meaning of ERISA or of any "plan" within the meaning of Section 4975(e)(1) of the Code, as interpreted by the Internal Revenue Service and the United States Department of Labor in rules, regulations, releases or bulletins or as interpreted under applicable case law.

       Section 5.11  Other Documents.  All Qualifying Leases, Residential Leases
                     ---------------
and Premises Documents are unmodified (other than de minimis modifications or
                                                  -- -------
those approved by Administrative Agent as required hereby) and in full force and effect, there are, to Borrower's knowledge, no defaults (or events which with notice or the passage of time, or both, would constitute such a default) under any thereof and all conditions to the effectiveness and continuing effectiveness thereof required to be satisfied as of the date hereof have been satisfied.

       Section 5.12  No Default.  There exists no Default or Event of Default.
                     ----------

       Section 5.13  Accuracy of Information; Full Disclosure.  Neither this
                     ----------------------------------------
Agreement nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of Borrower or Guarantor to Administrative Agent or Lenders in connection with the negotiation of this Agreement or the other Loan Documents or the consummation of the transactions contemplated hereby, or required herein or by the other Loan Documents to be furnished by or on behalf of Borrower or Guarantor, contains any untrue or misleading statement of a material fact or omits a material fact necessary to make the statements herein or therein not misleading; there is no fact which Borrower has not disclosed to Administrative Agent and Lenders in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely any of the Mortgaged Property or the business affairs or financial condition of Borrower or Guarantor, or the ability of Borrower or Guarantor to perform this Agreement and the other Loan Documents.

       Section 5.14  Separate Tax and Zoning Lot.  The Premises constitutes one
                     ---------------------------
or more distinct parcels for purposes of zoning and of taxes, assessments and impositions (public or private) and are not otherwise considered as part of a larger single lot for purposes of zoning or of taxes, assessments or impositions (public or private).

       Section 5.15  Requisition as Reaffirmation.  Each Requisition submitted
                     ----------------------------
to Administrative Agent, and the receipt of the funds requested thereby, shall constitute an affirmation that the representations and warranties contained herein and in the other Loan Documents remain true and correct as of the respective dates of such Requisitions.

       Section 5.16  Plans and Improvements.  The approved Plans are scheduled
                     ----------------------
by sheet number, title, date and revised date in the letter from Borrower's Architects in the form of EXHIBIT C, which schedule is hereby certified by Borrower to be true and correct, and are the same as the filed plans referred to in the building permits for the Improvements; the Plans are satisfactory to it, have been reviewed and approved by Guarantor, the General Contractor, the tenants under any leases and the parties to any Premises Documents which require approval of the Plans, Borrower's Architects and, to the extent required by applicable Law or any restrictive covenant, by all Governmental Authorities and the beneficiary of any such covenant; all construction, if any, already performed on the Improvements has been performed on the Premises in all material respects in accordance with the Plans approved by the Persons named above and with any restrictive covenants applicable thereto; to Borrower's knowledge, there are no structural defects in the Improvements or violations of any requirement of any Governmental

Authorities with respect thereto; the Tenant-Constructed Improvements and the Improvements and the planned use thereof comply with all applicable zoning and other Laws (including requirements with regard to parking spaces) and restrictive covenants affecting the Premises; and all requirements for such use have been or will be, on a timely basis, satisfied.

     Section 5.17 Utility Services. All utility services necessary for the
                  ----------------
construction of the Tenant-Constructed Improvements and the Improvements and the operation thereof for their intended purposes are available at the boundaries of the Premises, including water supply, storm and sanitary sewer, gas, electric power and telephone facilities.

     Section 5.18 Creation of Liens. It has entered into no contract or
                  -----------------
arrangement of any kind the performance of which by the other party thereto would give rise to a lien on the Mortgaged Property prior to the Mortgage except for its arrangements with Borrower's Architects, the General Contractor, Major Subcontractors and contractors or subcontractors who have filed lien waivers or signed Payment Receipts/Lien Releases in the form of EXHIBIT B-2 for all payments due under said arrangements as of the end of the period covered by the last Requisition.

     Section 5.19 Roads. All off-site roads necessary for the full utilization
                  -----
of the Improvements for their intended purposes have either been completed or the necessary rights of way therefor have been acquired by appropriate Governmental Authorities or dedicated to public use and accepted by said Governmental Authorities, and all necessary steps have been taken by Borrower and said Governmental Authorities to assure the complete construction and installation thereof no later than the Completion Date or any earlier date required by any Law, Premises Document or lease.

     Section 5.20 Construction Prior to Closing. It advised the Title Insurer in
                  -----------------------------
writing prior to the issuance of the title policy insuring the Mortgage whether any survey, soils-testing, site-development, excavation or other work related to construction of the Improvements was begun or done before the Mortgage was recorded.

                                  ARTICLE VI


                             COVENANTS OF BORROWER
                             ---------------------

  Borrower covenants and agrees that it will promptly:

     Section 6.01 Compliance with Laws; Payment of Taxes. Subject to Borrower's
                  --------------------------------------
right to contest taxes in accordance with Section 1.07 of the Mortgage, and other than non-compliance with other Laws that are the subject of a Good Faith Contest, comply with all Laws applicable to it or the Mortgaged Property, or any part thereof, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed on it or the Mortgaged Property, or any part thereof, and promptly furnish Administrative Agent with any reports in Borrower's possession or obtainable with reasonable effort of any official searches made by Governmental Authorities and any claims of violations thereof.

     Section 6.02 Leases and Premises Documents. Deliver to Administrative
                  -----------------------------
Agent, promptly following the execution thereof, certified copies of all leases (together with abstracts of such leases, as available) in respect of the Premises and all Premises Documents and all amendments or supplements to any thereof (in any case, whether executed before or after the date hereof) together with (i) if requested by Administrative Agent, estoppel certificates (in the case of leases demising in excess of 5,000 SFGLA) from, and current financial statements of, the tenants thereunder or parties thereto, as the case may be, and of the guarantor(s), if any, of such tenants or parties, as may be required under the applicable leases or rental agreements and as may be in the possession of Borrower or obtainable by Borrower with reasonable effort, and (ii) in the case of all retail leases specified by Administrative Agent, a notice-of-assignment letter in the form of EXHIBIT F; not (x) enter into any lease of the Residential Improvements which is not a Residential Lease, or modify any Residential Lease in such a manner that it would no longer constitute a Residential Lease or (y) enter into any lease of the Retail/Tenant-Constructed Improvements which (A) covers more than 5,000 SFGLA or has an initial term of less than five (5) years, (B) when taken together with all existing Qualifying Leases (excluding ground leases under which Borrower does not provide a tenant allowance), will yield a weighted average minimum rent for the first five (5) years of the lease term which is less than $38.70 per square foot or (C) contains non-market landlord defaults or tenant termination rights after opening and prior to the fifth anniversary of the commencement of the lease term and, when taken together with all other leases containing any such defaults or termination rights, exceeds 50,000 SFGLA, without, in any such case, the prior written approval of Administrative Agent, such approval not to be unreasonably withheld or delayed; not enter into any lease of the Retail/Tenant-Constructed Improvements which covers more than 20,000 SFGLA without the prior written approval of the Required Lenders, such approval not be unreasonably withheld or delayed; not modify (other than de minimis modifications) any lease of the
                                ----------
Retail/Tenant-Constructed Improvements that originally required the approval of Administrative Agent or the Required Lenders, without the prior written approval of Administrative Agent or the Required Lenders, as applicable, and not modify any other lease of the Retail/Tenant-Constructed Improvements in such a manner that it would not conform to the requirements of clause (y) above; and keep all Premises Documents and, except as may be permitted by the Mortgage, all leases in full force and effect.

     Provided there exists no Event of Default, in any case where Administrative Agent's or the Required Lenders' prior written approval is required pursuant to this Section, Administrative Agent or the Required Lenders, as the case may be, shall be deemed to have approved Borrower's written request for approval if Administrative Agent fails to respond, either by reasonably requesting additional documentation or information or by disapproving the request, within ten (10) Business Days after Administrative Agent's receipt of such written request for approval from Borrower, provided such request shall make specific
                                    --------
reference to the provisions of this Section and shall expressly state, in solid capital letters on the first page thereof: "YOU ARE HEREBY REMINDED THAT YOUR FAILURE TO PROVIDE NOTIFICATION [Add if applicable: ON BEHALF OF THE REQUIRED LENDERS] OF APPROVAL OR DISAPPROVAL, OR TO REASONABLY REQUEST ADDITIONAL DOCUMENTATION OR INFORMATION, NOT LATER THAN TEN (10) BUSINESS DAYS AFTER YOUR RECEIPT OF THIS REQUEST SHALL BE DEEMED TO CONSTITUTE [YOUR] [THE REQUIRED LENDERS'] APPROVAL THEREOF." Notwithstanding the provisions of Section 8.11, the Lender Reply Period with respect to requests from Administrative Agent regarding approvals under this Section 6.02 shall be five (5), rather than ten (10), Business Days.

     Section 6.03 Continuing Accuracy of Representations and Warranties. Cause
                  -----------------------------------------------------
all of the representations and warranties made to Administrative Agent or Lenders herein and in the other Loan Documents to be continuously true and correct.

     Section 6.04 Covenants, Restrictions and Easements. Comply with all
                  -------------------------------------
restrictions, covenants and easements affecting the Premises or the Improvements and cause the satisfaction of all conditions hereof.

     Section 6.05 Inspection and Cooperation. Permit Administrative Agent or any
                  --------------------------
Lender, their representatives and the Construction Consultant to enter upon the Premises, inspect the Improvements and all materials to be used in the construction thereof and examine all detailed plans and shop drawings which are or may be kept at the construction site; cooperate and use commercially reasonable efforts to cause the General Contractor and Major Subcontractors with whom Borrower has a direct contract to cooperate with the Construction Consultant to enable it to perform its functions hereunder; at the time of each inspection by the Construction Consultant, make available to said consultant, on demand, daily log sheets covering the period since the immediately preceding inspection showing the date, weather, subcontractors on the job, number of workers and status of construction.

     Section 6.06 Payment of Costs. Pay all Direct and Indirect Costs and
                  ----------------
expenses required for completion of the Improvements and the satisfaction of the conditions hereof, including, without limitation:

          (a) all document and stamp taxes, recording and filing expenses and fees and commissions lawfully due to brokers in connection with the transactions contemplated hereby,

          (b) any taxes, insurance premiums, liens, security interests or other claims or charges against the Premises or Improvements, and

          (c) all costs of completion of the work to be performed by Borrower in space to be occupied in the Improvements (including public space) to permit the lawful occupancy thereof for the purposes contemplated by actual or prospective lessees of such space as set forth in the individual leases or subleases thereof or in detailed work letters or other agreements or letters of intent with respect thereto, or, in cases where there are no such leases, subleases, work letters or other documents as aforesaid, as set forth in Borrower's standard work letter or the standard forms of lease required by paragraph (9) of Section 4.01(a) and
  Section 6.21, or, in cases where none of the foregoing exists, to the level of building standard in accordance with industry practices, as conclusively determined by the Construction Consultant.

     Section 6.07  Brokers. Indemnify Administrative Agent and Lenders against
                   -------
claims of brokers (other than brokers engaged solely by Administrative Agent or Lenders) arising by reason of the execution hereof or the consummation of the transactions contemplated hereby.

     Section 6.08  Construction of Improvements. Submit a Requisition for the
                   ----------------------------
Initial Advance within one hundred twenty (120) days (provided, however, that such period shall be extended by ninety (90) days if Borrower extends the termination date for its entitlement to advances in accordance with Section 8.20) of the date hereof and for subsequent advances on a monthly basis thereafter; cause construction of the Improvements to be prosecuted with diligence and continuity in a good and workmanlike manner in accordance with the Plans except during the existence of delays (for not more than thirty (30) days) caused by events beyond its control; use only materials, fixtures, furnishings and equipment in connection with construction of the Improvements that are not used or obsolete; and complete construction of the Improvements (other than Building 5 and Building 9), and the installation of all necessary roads and utilities, in accordance with the Plans, on or before the Completion Date free and clear of defects and liens or claims for liens for material supplied or labor or services performed in connection with the construction of the Improvements; time being of the essence as to this Section.

     Section 6.09  Project Sign. Following the execution hereof, place a sign,
                   ------------
at its own expense, on the Premises at a location satisfactory to Administrative Agent indicating, among other things, that Agents are providing the financing for construction of the Improvements.

     Section 6.10  Building Loan Trust Account. Receive and deposit in the
                   ---------------------------
Building Loan Trust Account all advances made hereunder; hold the same and the right to receive the same as a trust fund for the purpose of paying only Direct and Indirect Costs.

     Section 6.11  Certain Materials to be Submitted. Deliver to Administrative
                   ---------------------------------
Agent and the Construction Consultant copies of all contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or subject to the lien of the Mortgage, or under which it has incurred costs for which it is entitled to an advance of proceeds of the Loan, and deliver to Administrative Agent such other data or documents in connection with the Improvements as Administrative Agent may from time to time request.

     Section 6.12  Correction of Defects and Departures from Plans. Upon demand
                   -----------------------------------------------
of Administrative Agent or the Construction Consultant, correct any defects

(including structural) in the Improvements or any departures from the Plans not approved by Administrative Agent.

     Section 6.13 Change Orders. Not permit the performance of any work pursuant
                  -------------
to any Change Order or Plans that (A) will result in a change in the aggregate of the contract prices for the construction of the Improvements in excess of $750,000, or (B) together with the aggregate of Change Orders theretofore executed by Borrower (excluding those approved by Administrative Agent pursuant to this Section) will result in a change in such prices in excess of $5,000,000, or (C) will result in a change in the character or scope of the Improvements, until Administrative Agent shall have given specific written approval thereof; it being understood that approval of any Plans or Change Order will not obligate Lenders to increase or advance any Loan Budget Amount on account of any such Plans or Change Order. Borrower shall promptly submit copies of all General Contracts, Major Subcontracts, Plans and Change Orders to Administrative Agent, whether or not Administrative Agent's approval thereof is required. Provided there exists no Event of Default, in any case where Administrative Agent's approval is required pursuant to this Section, Administrative Agent shall be deemed to have approved Borrower's written request for approval if Administrative Agent fails to respond, either by reasonably requesting additional documentation or information or by disapproving the request, within ten (10) Business Days after Administrative Agent's receipt of such written request for approval from Borrower, provided such request shall make specific
                                    --------
reference to the provisions of this Section and shall expressly state, in solid capital letters on the first page thereof: "YOU ARE HEREBY REMINDED THAT YOUR FAILURE TO PROVIDE NOTIFICATION OF APPROVAL OR DISAPPROVAL, OR TO REASONABLY REQUEST ADDITIONAL DOCUMENTATION OR INFORMATION, NOT LATER THAN TEN (10) BUSINESS DAYS AFTER YOUR RECEIPT OF THIS REQUEST SHALL BE DEEMED TO CONSTITUTE YOUR APPROVAL THEREOF."

     Section 6.14 Regarding Construction Contracts. Require covenants from the
                  --------------------------------
General Contractor and Major Subcontractors who have contracts directly with Borrower (which covenants may be contained in such contractor's "will-serve" letter) to the same effect as the covenant made by Borrower in the immediately preceding Section; and provide in every General Contract (or in the General Contractor's "will-serve" letter) that the General Contractor will deliver, upon request, to Administrative Agent or the Construction Consultant copies of all Major Subcontracts, Change Orders and any other contract, purchase order or subcontract covering labor, materials, equipment or furnishings to or for the Improvements, and the names of all Persons with whom the General Contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor.

     Section 6.15 Security of Site. Employ suitable means to protect from theft
                  ----------------
or vandalism all portions of the Improvements and all tools and building materials stored on the Premises.

     Section 6.16 Management, Leasing and Service Contracts. (i) Keep in full
                  -----------------------------------------
force and effect and not materially modify the management and/or leasing agreement(s)
approved pursuant to paragraph (13) of Section 4.01(a) without the prior written consent of the Required Lenders and (ii) deliver to Administrative Agent, as and when executed, certified copies of all material maintenance and other material service contracts entered into with respect to the Premises; and, unless the contract provides for a thirty (30)-day termination right on the part of Borrower or its successors or assigns, upon request of Administrative Agent, cause the service provider under each such contract to deliver to Administrative Agent a "will-serve" letter pursuant to which such service provider shall undertake, inter alia, to continue performance on Lenders' behalf in the event
           ----- ----
of a Default or Event of Default without additional cost (other than sums owed pursuant to such contract for services thereafter rendered to or for Administrative Agent or Lenders at its or their request).

     Section 6.17 Administration Fee. Pay to Administrative Agent, for its own
                  ------------------
account, each installment of the administration fee required by the Supplemental Fee Letter.

     Section 6.18 Reporting Requirements. Furnish to Administrative Agent (it
                  ----------------------
being understood that Administrative Agent shall provide, promptly upon request, to each Lender):

          (1) Annual Financial Statements. As soon as available and in any event
              ---------------------------
  within one hundred twenty (120) days after the end of the respective fiscal years of Borrower and Guarantor, Financial Statements of Borrower and Guarantor, as of the end of and for such fiscal year, certified by the principal financial or accounting officer of Borrower or Guarantor, as the case may be, in reasonable detail, stating in comparative form the respective figures for the preceding fiscal year and, in case of Guarantor, audited by Borrower's Accountants; and accompanied by a detailed explanation in the event any such Financial Statements are qualified;

          (2) Quarterly Financial Statements. As soon as available and in any
              ------------------------------
  event within sixty (60) days after the end of each calendar quarter, Financial Statements of Borrower and Guarantor, as of the end of and for such calendar quarter, certified by the principal financial or accounting officer of Borrower or Guarantor, as the case may be, in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year;

          (3) Certificate of No Default and Covenant Compliance. At the time of
              -------------------------------------------------
  the delivery of the Financial Statements required by paragraph (2) above, a certificate of the principal financial or accounting officer of Borrower or Guarantor, as the case may be, dated within five (5) days of the delivery of such statements to Administrative Agent, stating that (x) such officer knows of no Default or Event of Default which has occurred and is continuing, or, if any such Default or Event of Default has occurred and is continuing, specifying the nature and period of existence thereof and what action Borrower or Guarantor has taken or proposes to take with respect thereto and (y) the covenants contained in Section

  6.19 hereof and in paragraphs 9 and 10 of the Payment Guaranty have been complied with (or specifying those that have not been complied with) and including detailed computations demonstrating such compliance (or non-compliance);

          (4)  Notice of Litigation. Promptly after the commencement and
               --------------------
  knowledge thereof, notice of all actions, suits and proceedings before any court or arbitrator or any Governmental Authorities, affecting Borrower, Guarantor or all or any part of the Mortgaged Property which, if determined adversely, is likely to result in a Material Adverse Change;

          (5)  Notices of Defaults. As soon as possible and in any event within
               -------------------
  ten (10) days after Borrower becomes aware of the occurrence of a material Default or any Event of Default, a written notice setting forth the details of such Default or Event of Default and the action that has been taken or is proposed to be taken with respect thereto;

          (6)  Leasing Reports and Property Information. Monthly, (i) a current
               ----------------------------------------
  certified leasing status report with respect to the Premises and a certified rent roll containing the names of all lessees of the Premises, the terms of their respective leases, the spaces occupied and the rentals payable thereunder and specifying any co-tenancy or termination rights, together with copies, certified to be true and complete, of such leases as may be requested by Administrative Agent and (ii) a tenant sales report summary;

          (7)  Material Adverse Change. As soon as is practicable and in any
               -----------------------
  event within five (5) days after knowledge of the occurrence of any event or circumstance which is likely to result in or has resulted in a Material Adverse Change, written notice thereof;

          (8)  Bankruptcy of Tenants. Promptly after becoming aware of the same,
               ---------------------
  written notice of the bankruptcy, insolvency or cessation of operations of any tenant in the Retail/Tenant-Constructed Improvements;

          (9)  Offices. Thirty (30) days' prior written notice of any change in
               -------
  the chief executive office or principal place of business of Borrower or Guarantor;

          (10) Environmental and Other Notices. As soon as possible and in any
               -------------------------------
  event within five (5) days after receipt, copies of (a) all environmental notices received by Borrower or Guarantor from any Governmental Authority or any other Person which are not received in the ordinary course of business and which relate to the Premises or to a situation which is likely to result in a Material Adverse Change and (b) all reports in Borrower's possession or obtainable with reasonable effort of any official searches made by any Governmental Authority having jurisdiction over the Premises or the Improvements, and of any claims of violations thereof;

          (11) Insurance Coverage. Promptly, such information concerning
               ------------------
  Borrower's or Guarantor's insurance coverage as Administrative Agent may reasonably request;

          (12) Operating Budgets. As soon as available and in any event within
               -----------------
  thirty (30) days after the end of each fiscal year, an operating budget and forecasts for the Premises for the next fiscal year;

          (13) Transfers. Prior to the consummation thereof, written notice of
               ---------
  any transfers or other disposition (voluntarily or involuntarily) of interests (direct or indirect) in Borrower; and

          (14) General Information. Promptly, such other information respecting
               -------------------
  the condition or operations, financial or otherwise, of Borrower, Guarantor or the Premises as Administrative Agent or any Lender may from time to time reasonably request.

     Section 6.19 Property Covenants. If, as of the end of any calendar quarter
                  ------------------
during the second extension term contemplated by Section 2.18 (assuming an effective exercise by Borrower of both of its options to extend the Maturity Date, as provided in said Section) Debt Service Coverage is less than 1.25 then, within ten (10) days after the earlier to occur of (i) notice by Administrative Agent to Borrower of such condition or (ii) delivery by Borrower of statements reflecting such condition, make a payment in reduction of the then Principal Amount, in the amount necessary to cause Debt Service Coverage to be 1.25 or greater.

     Section 6.20 Interest Rate Protection and Assignment. Implement the
                  ---------------------------------------
interest rate protection strategy when and as described in the certificate delivered pursuant to paragraph (4) of Section 4.02(e) and, in connection therewith, deliver to Administrative Agent a fully executed counterpart of an interest rate protection agreement(s) between Borrower and a financial institution acceptable to the Required Lenders consistent with said strategy, together with an assignment of Borrower's rights thereunder to Administrative Agent as security for the Loan, which assignment shall be acknowledged and consented to by said financial institution.

     Section 6.21 Residential Standard Form Lease. Prior to entering into any
                  -------------------------------
lease of any Residential Unit, deliver to Administrative Agent a certified copy of the standard form of lease Borrower intends to use for the leasing of the Residential Improvements, which standard form lease shall be subject to the approval of the Required Lenders.

     Section 6.22 Cost Sharing Agreement. Make when due all payments required to
                  ----------------------
be made by FRIT LLC under the Cost Sharing Agreement, dated May 31, 2000, between FRIT LLC and VF Mall LLC; and provide evidence to Administrative Agent of the satisfactory completion (and approval by the applicable Governmental Authorities) of the work required to be performed by VF Mall LLC under said Cost Sharing Agreement when such work is completed.

     Section 6.23 Declaration. Duly perform or cause to be performed all
                  -----------
obligations of the "Declarant" under the Declaration; and not allow any member of the "Board" or "Architectural Committee" (as such quoted terms are defined in the Declaration), or any officer of the Association, in any such case that was appointed by Borrower, to resign or be removed from office, unless Borrower shall have caused to be delivered to Administrative Agent a duly executed letter of resignation from each successor or additional member or officer in the form of EXHIBIT J.

                                  ARTICLE VII

                     ADMINISTRATIVE AGENT; RELATIONS AMONG LENDERS
                     ---------------------------------------------

     Section 7.01 Appointment, Powers and Immunities of Administrative Agent.
                  ----------------------------------------------------------
Each Lender hereby irrevocably appoints and authorizes Administrative Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto, and Administrative Agent hereby accepts such appointment and authorization in accordance with such terms. Administrative Agent shall perform its obligations under this Agreement and the other Loan documents in good faith according to the same standard of care as that customarily exercised by Administrative Agent in administering its own real estate loans. Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document or required by Law, and shall not by reason of this Agreement be a fiduciary or trustee for any Lender except to the extent that Administrative Agent acts as an agent with respect to the receipt or payment of funds, nor shall Administrative Agent have any fiduciary duty to Borrower nor shall any Lender have any fiduciary duty to Borrower or any other Lender. No implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against Administrative Agent. Neither Administrative Agent nor any of its directors, officers, employees, agents, attorneys-in-fact or Affiliates shall be responsible to Lenders for any recitals, statements, representations or warranties made by Borrower or any officer, partner or official of Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any lien securing the obligations hereunder or thereunder or for any failure by Borrower or any Guarantor to perform any of its obligations hereunder or thereunder. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Administrative Agent nor any of its directors, officers, employees, agents, attorneys-in-fact or Affiliates shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

     Section 7.02 Reliance by Administrative Agent. Administrative Agent shall
                  --------------------------------
be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent. Administrative Agent may deem and treat each Lender as the holder of its Note and interest in the Loan for all purposes hereof and shall not be required to deal with any Person who has acquired a Participation in the Loan from a Lender. As to any matters not expressly provided for by this Agreement or any other Loan Document, Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with instructions signed by the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all Lenders and any other holder of all or any portion of the Loan or Participation therein.

     Section 7.03 Defaults. Administrative Agent shall not be deemed to have
                  --------
knowledge of the occurrence of a Default or of an Event of Default unless Administrative Agent has actual knowledge thereof or has received notice from a Lender or Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that Administrative Agent has such actual knowledge or receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to Lenders. Administrative Agent shall promptly send to each Lender a copy of any notice of a Default or Event of Default that Administrative Agent sends to Borrower or Guarantor. Administrative Agent, following consultation with Lenders, shall (subject to Section 7.07) take such action with respect to such Default or Event of Default which is continuing, including with respect to the exercise of remedies or the realization on, or operation or disposition of, any or all of the Mortgaged Property or any other collateral for the Loan, as shall be directed by the Required Lenders; provided, however, that, unless and until
                                     --------  -------
Administrative Agent shall have received such directions, Administrative Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem to be in the best interest of Lenders. In no event shall Administrative Agent be required to take any such action which it determines to be contrary to the Loan Documents or to Law. Each of Lenders acknowledges and agrees that no individual Lender may separately enforce or exercise any of the provisions of any of the Loan Documents (including, without limitation, the Notes) other than through Administrative Agent.

     Section 7.04 Rights of Administrative Agent as Lender. With respect to its
                  ----------------------------------------
Note and interest in the Loan, Administrative Agent in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Administrative Agent, and the terms "Lender" and "Lenders" shall include Administrative Agent in its capacity as a Lender. Administrative Agent and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with, Borrower or Guarantor (and any Affiliates of them) as if it were not acting as Administrative Agent.

     Section 7.05 Sharing of Costs by Lenders; Indemnification of Administrative
                  --------------------------------------------------------------
Agent. Each Lender agrees to pay its ratable share, based on the respective
-----
outstanding principal balances under its Note and the other Notes, of any reasonable expenses incurred (and not paid or reimbursed by Borrower after demand for payment is made by Administrative Agent) by or on behalf of Lenders in connection with any Default or Event of Default, including, without limitation, costs of enforcement of the Loan Documents and any advances to pay taxes or insurance premiums, to complete the Improvements or otherwise to preserve the lien of the Mortgage or to preserve or protect the Mortgaged Property. In the event a Lender fails to pay its share of expenses as aforesaid, and all or a portion of such unpaid amount is paid by Administrative Agent and/or one or more of the other Lenders, then the defaulting Lender shall reimburse Administrative Agent and/or the other Lender(s) for the portion of such unpaid amount paid by it or them, as the case may be, together with interest thereon at the Prime Based Rate from the date of payment by Administrative Agent and/or the other Lender(s). In addition, each Lender agrees to reimburse and indemnify Administrative Agent (to the extent it is not paid by on or behalf of Borrower, after demand for payment is made by Administrative Agent, under Section 8.18 or under the applicable provisions of any other Loan Document, but without limiting the obligation of Borrower under said Section
8.18 or such provisions), for such Lender's ratable share, based upon the respective outstanding principal balances under its Note and the other Notes, of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of this Agreement, any other Loan Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which Borrower is obligated to pay under
Section 8.18 or under the applicable provisions of any other Loan Document) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided, however, that no Lender shall be liable for
                          --------  -------
(i) any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified or (ii) any loss of principal or interest with respect to Administrative Agent's Note or interest in the Loan.

     Section 7.06 Non-Reliance on Administrative Agent and Other Lenders. Each
                  ------------------------------------------------------
Lender agrees that it has, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own analysis of the collateral for the Loan and of the credit of Borrower and Guarantor, and its own decision to enter into this Agreement, and that it will, independently and without reliance upon Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Loan Document. Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or to inspect the properties (including, without limitation, the Premises) or books of Borrower. Except for notices, reports and other documents and information expressly required to be furnished to Lenders by Administrative Agent hereunder, Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or Guarantor (or any Affiliate of them) which may come into the possession of Administrative Agent or any of its Affiliates. Administrative Agent shall not be required to file this Agreement, any other Loan Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Loan Document or any document or instrument referred to herein or therein, to anyone.

     Section 7.07   Failure of Administrative Agent to Act. Except for action
                    --------------------------------------
expressly required of Administrative Agent hereunder, Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received reasonable further assurances (which may include cash collateral) of the indemnification obligations of Lenders under Section 7.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. If any indemnity furnished to Administrative Agent for any purpose shall, in the reasonable opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for an additional indemnity and cease, or not commence, the action indemnified against until such additional indemnity is furnished.

     Section 7.08   Resignation or Removal of Administrative Agent.
                    ----------------------------------------------
Administrative Agent may resign on at least thirty (30) days' written notice to Lenders and Borrower or upon the occurrence of an Event of Default; provided,
                                                                    --------
however, that, absent the occurrence of an Event of Default, Administrative
-------
Agent agrees not to resign prior to substantial completion of the Improvements. Administrative Agent may be removed by the Required Lenders (i) with cause, at any time and (ii) without cause, in the event (x) Administrative Agent fails to maintain an Individual Loan Commitment of at least $10,000,000 or (y) if Commerz is Administrative Agent, it has an Individual Loan Commitment that is smaller than that of Fleet or HVB or is less than $10,000,000, provided that, in any
                                                       --------
such case, Borrower and the other Lenders shall be promptly notified thereof. Upon such resignation or removal of Administrative Agent, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor Administrative Agent shall (provided there exists no Event of Default) be subject to Borrower's approval, such approval not to be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within twenty
(20) days after the resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent, which shall be one of Lenders, within ten (10) days. The Required Lenders or the retiring Administrative Agent, as the case may be, shall upon the appointment of a successor Administrative Agent promptly so notify Borrower and the other Lenders. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The retiring Administrative Agent shall reasonably cooperate with such successor Administrative Agent regarding the assumption of such duties. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent. The periodic administration fee paid to the retiring Administrative Agent pursuant to the Supplemental Fee Letter shall be deemed earned by such retiring Administrative Agent only to the extent of the actual days elapsed in the period to which such administration fee relates, and upon appointment of a successor Administrative Agent, the retiring Administrative Agent shall pay to such successor a pro-rata portion of such periodic administration fee based upon the number of days remaining in such period.

     Section 7.09  Amendments Concerning Agency Function. Notwithstanding
                   -------------------------------------
anything to the contrary contained in this Agreement, Administrative Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Loan Document which affects its duties, rights, and/or functions hereunder or thereunder unless it shall have given its prior written consent thereto.

     Section 7.10  Liability of Administrative Agent. Administrative Agent shall
                   ---------------------------------
not have any liabilities or responsibilities to Borrower on account of the failure of any Lender to perform its obligations hereunder or to any Lender on account of the failure of Borrower to perform its obligations hereunder or under any other Loan Document.

     Section 7.11  Transfer of Agency Function. Without the consent of Borrower
                   ---------------------------
or any Lender, Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices wherever located in the United States, provided that Administrative Agent shall
                                       --------
promptly notify Borrower and Lenders thereof.

     Section 7.12  Non-Receipt of Funds by Administrative Agent; Adjustments.
                   ---------------------------------------------------------

     (a) Unless Administrative Agent shall have received notice from a Lender or Borrower (either one as appropriate being the "Payor") prior to the date on which such Lender is to make payment hereunder to Administrative Agent of Loan proceeds or Borrower is to make payment to Administrative Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor will not make the Required Payment in full to Administrative Agent, Administrative Agent may assume that the Required Payment has been made in full to Administrative Agent on such date, and Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make the amount thereof available to the intended recipient on such date. If and to the extent the Payor shall not have in fact so made the Required Payment in full to Administrative Agent, the recipient of such payment shall repay to Administrative Agent forthwith on demand such amount made available to it together with interest thereon, for each day from the date such amount was so made available by Administrative Agent until the date Administrative Agent recovers such amount, at the Federal Funds Rate.

     (b) If, after Administrative Agent has paid each Lender's share of any payment received or applied by Administrative Agent in respect of the Loan, that payment is rescinded or must otherwise be returned or paid over by Administrative Agent, whether pursuant to any bankruptcy or insolvency Law, sharing of payments clause of any loan agreement or otherwise, such Lender shall, at Administrative Agent's request, promptly return its share of such payment or application to Administrative Agent, together with such Lender's proportionate share of any interest or other amount required to be paid by Administrative Agent with respect to such payment or application. In addition, if a court of competent jurisdiction shall adjudge that any amount received and distributed by Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to Administrative Agent its share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

     Section 7.13  Withholding Taxes. Each Lender represents that it is entitled
                   -----------------
to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to Administrative Agent such forms, certifications, statements and other documents as Administrative Agent may reasonably request from time to time to evidence such Lender's exemption from the withholding of any tax imposed by any jurisdiction or to enable Administrative Agent to comply with any applicable Laws relating thereto. Without limiting the effect of the foregoing, if any Lender is not created or organized under the Laws of the United States or any State thereof, such Lender will furnish to Administrative Agent Form W-8ECI or Form W-8BEN of the U.S. Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Lender, as evidence of such Lender's complete exemption from the withholding of United States tax with respect thereto. Administrative Agent shall not be obligated to make any payments hereunder to such Lender in respect of the Loan until such Lender shall have furnished to Administrative Agent the requested form, certification, statement or document.

     Section 7.14  Sharing of Payments among Lenders. If a Lender shall obtain
                   ---------------------------------
payment of any principal of its Note or of interest thereon through the exercise of any right of setoff, banker's lien or counterclaim, or by any other means (including direct payment), and such payment results in such Lender receiving a greater payment than it would have been entitled to had such payment been paid directly to Administrative Agent for disbursement to Lenders, then such Lender shall promptly purchase for cash from the other Lenders Participations in the Loan in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share ratably the benefit of such payment. To such end Lenders shall make appropriate adjustments among themselves (by the resale of Participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

     Section 7.15  Possession of Documents. Each Lender shall maintain
                   -----------------------
possession of its own Note. Administrative Agent shall hold all other Loan Documents and related documents in its possession and maintain separate records and accounts with respect to the Loan, reflecting the interests of Lenders in the Loan, and shall permit

Lenders and their representatives access at all reasonable times to inspect such Loan Documents, related documents, records and accounts.

     Section 7.16  Effect of a Lender's Failure to Make an Advance. In the event
                   -----------------------------------------------
any Lender fails for any reason to fund the portion it is required to fund of any advance of Loan proceeds by 3:00 p.m. (Eastern time) on the second Business Day after the date established by Administrative Agent as the date such advance is to be made, such Lender shall be a "Delinquent Lender" for all purposes hereunder until and unless such delinquency is cured in accordance with the terms of and by the time permitted under Section 7.17, and the following provisions shall apply:

          (a) Administrative Agent shall notify (such notice being referred to as the "Delinquency Notice") each Lender and Borrower of any Lender's failure to fund. Each Non-Delinquent Lender shall have the right, but in no event or under any circumstance the obligation, to fund such Delinquent Lender's portion of such advance, provided that, within twenty (20) days of
                                       --------
     the date of the Delinquency Notice (the "Election Period"), such Non-Delinquent Lender or Lenders (each such Lender, an "Electing Lender") irrevocably commit(s) by notice in writing (an "Election Notice") to Administrative Agent, the other Lenders and Borrower to fund the Delinquent Lender's portion of the advance that is the subject of the delinquency and to assume the Delinquent Lender's obligations with respect to the advancing of the entire undisbursed portion of the Delinquent Lender's Individual Loan Commitment (such entire undisbursed portion of the Delinquent Lender's Individual Loan Commitment, including its portion of the advance that is the subject of the delinquency, the "Delinquency Amount"). If Administrative Agent receives more than one Election Notice within the Election Period, then the Electing Lenders sending such notices shall be deemed to have committed to fund ratable shares of the Delinquency Amount based upon the amounts of their respective Individual Loan Commitments. If there are one or more Electing Lenders and the Delinquent Lender fails to cure during the Election Period as provided in Section 7.17, then upon the expiration of the Election Period, each Electing Lender's Individual Loan Commitment shall be automatically increased by the Delinquency Amount (if there is only one Electing Lender) or such Electing Lender's ratable share, determined as aforesaid, of the Delinquency Amount (if there are two or more Electing Lenders), and the Delinquent Lender's Individual Loan Commitment shall automatically be reduced by the Delinquency Amount. Administrative Agent shall thereupon notify Borrower and each Lender of (i) the adjusted amounts of the Individual Loan Commitments and (ii) if the advance that was the subject of the delinquency was not made pursuant to
     Section 7.12 or was refunded by Borrower pursuant to paragraph (e) of this Section, the rescheduled date of such advance (which shall be no sooner than three (3) Business Days after such notice). In the event Administrative Agent shall have funded, pursuant to Section 7.12, the entire advance that was the subject of the delinquency (including the Delinquent Lender's portion), and Borrower shall not have refunded such advance pursuant to paragraph (e) of this Section, the Electing Lender(s) shall remit to Administrative Agent the Delinquent Lender's portion of the advance, or their ratable shares thereof, as the case may be, within three
     (3)

     Business Days of the notice provided for in the immediately preceding sentence, and Administrative Agent shall reimburse itself from such funds for making the Delinquent Lender's portion of the advance. Notwithstanding anything to the contrary contained herein, if Administrative Agent advances its own funds in respect of a Delinquent Lender's portion of an advance, Administrative Agent shall be entitled to the interest on the portion of the Principal Amount represented thereby, from the date Administrative Agent makes such advance until the date it is reimbursed therefor.

          (b) In connection with the adjustment of the amounts of the Individual Loan Commitments of the Delinquent Lender and Electing Lender(s) upon the expiration of the Election Period as aforesaid, Borrower covenants that it shall, promptly following the request of the Electing Lender(s), execute and deliver to each Electing Lender and the Delinquent Lender substitute notes substantially in the form of EXHIBIT H and stating: "This
     Note is a substitute note as contemplated by Section 7.16 of the Loan Agreement; it replaces and is in lieu of that certain note made by Maker dated [date of Note] to the order of [Lender] in the principal sum of [Lender's original Individual Loan Commitment]." Such substitute notes shall be in amounts equal to such Lenders' respective Individual Loan Commitments, as adjusted. All such substitute notes shall constitute "Notes" and the obligations evidenced by such substitute notes shall be secured by the Mortgage. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent such evidence of the due authorization, execution and delivery of the substitute notes and any related documents as Administrative Agent may reasonably request; provided that Borrower shall and be required to deliver a legal opinion in connection with the substitute notes. The execution and delivery of substitute notes as required above shall be a condition precedent to any further advances of Loan proceeds. Upon receipt of its substitute note, the Electing Lender and the Delinquent Lender will return to Borrower their notes that were replaced, provided that the delivery of a
                                                 --------
     substitute note to the Delinquent Lender pursuant to this Section 7.16 shall operate to void and replace the note(s) previously held by the Delinquent Lender regardless of whether or not the Delinquent Lender returns same as required hereby. Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with the adjustment of the amounts of Individual Loan Commitments in accordance with the foregoing provisions of this Section.

          (c) In the event that no Lender elects to commit to fund the Delinquency Amount within the Election Period as provided in paragraph (a) of this Section, Administrative Agent shall, upon the expiration of the Election Period, so notify Borrower and each Lender and the provisions of
     Section 2.09 shall apply.

          (d)  Subject to a Delinquent Lender's right to cure as provided in
     Section 7.17, but notwithstanding anything else to the contrary contained in this

     Agreement, the Delinquent Lender's interest in, and any and all amounts due to a Delinquent Lender under, the Loan Documents (including, without limitation, all principal, interest, fees and expenses) shall be subordinate in lien priority and to the repayment of all amounts (including, without limitation, interest) then or thereafter due or to become due to the Non-Delinquent Lenders under the Loan Documents (including future advances) and the Delinquent Lender, after it becomes such, shall have no right to participate in any discussions among and/or decisions by Lenders hereunder and/or under the other Loan Documents. Further, subject to Section 7.17, any Delinquent Lender shall be bound by any amendment to, or waiver of, any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the Non-Delinquent Lenders under, any Loan Document which is made subsequent to the Delinquent Lender's becoming a Delinquent Lender.

          (e) If, pursuant to the operation of Section 7.12, an advance of Loan proceeds is made without Administrative Agent's receipt of a Delinquent Lender's portion thereof, in addition to Borrower's obligations under
     Section 7.12, Borrower shall, upon demand of Administrative Agent, refund the entire such advance to Administrative Agent. Borrower's failure to do so within ten (10) days of such demand shall, notwithstanding anything to the contrary contained herein or in the Mortgage, constitute an Event of Default under the Mortgage. Upon its receipt of such funds from Borrower, Administrative Agent shall promptly remit to each Non-Delinquent Lender its appropriate share thereof.

          Section 7.17  Cure by Delinquent Lender. A Delinquent Lender may cure
                        -------------------------
a delinquency arising out of its failure to fund its required portion of any advance if, within the Election Period, it remits to Administrative Agent its required portion of such advance (together with interest thereon at the Default Rate from the date such advance was to have been made if such advance was made by Administrative Agent and not refunded by Borrower pursuant to either Section
7.12 or paragraph (e) of Section 7.16), in which event Administrative Agent shall so notify Borrower and the Non-Delinquent Lenders (i) of its receipt of such funds and (ii)(A) if the advance that was the subject of the delinquency shall not have been made (or shall have been refunded by Borrower pursuant to paragraph (e) of Section 7.16), of the rescheduled date of the advance (which shall be no sooner then three (3) Business Days after such notice) or (B) if Administrative Agent shall have funded the entire advance that was the subject of the delinquency (including the Delinquent Lender's portion) and Borrower shall not have refunded such advance pursuant to paragraph (e) of Section 7.16, of its intention to reimburse itself from funds received from the Delinquent Lender (which reimbursement is hereby authorized) for funding the Delinquent Lender's required portion of the advance. In the event any Delinquent Lender cures a delinquency prior to the expiration of the Election Period (or thereafter with the consent of all of the Non-Delinquent Lenders), such Delinquent Lender nonetheless shall be bound by any amendment to or waiver of any provision of, or any action taken or omitted to be taken by Administrative Agent and/or the Non-Delinquent Lenders under, any Loan Document which is made subsequent to that Lender's becoming a Delinquent Lender and prior to its curing the delinquency as provided in this Section, provided that such amendment or
                                             --------
waiver of action was taken in
accordance with the provisions of this Agreement. A Delinquent Lender shall have absolutely no right to cure any delinquency after the expiration of the Election Period unless all Non-Delinquent Lenders, in their sole discretion, elect to permit such cure.

     Section 7.18  Delinquent Lender Not Excused. Nothing contained in Sections
                   -----------------------------
7.16 or 7.17 shall release or in any way limit a Delinquent Lender's obligations as a Lender hereunder and/or under any other of the Loan Documents. Further, a Delinquent Lender shall indemnify and hold harmless Administrative Agent and each of the Non-Delinquent Lenders from any claim, loss, or costs incurred by Administrative Agent and/or the Non-Delinquent Lenders as a result of a Delinquent Lender's failure to comply with the requirements of this Agreement, including, without limitation, any and all additional losses, damages, costs and expenses (including, without limitation, attorneys' fees) incurred by Administrative Agent and any Lender as a result of and/or in connection with (i) a Non-Delinquent Lender's acting as an Electing Lender, (ii) any enforcement action brought by Administrative Agent against a Delinquent Lender and (iii) any action brought against Administrative Agent and/or Lenders. The indemnification provided above shall survive any termination of this Agreement.

     Section 7.19  Notices Regarding Delinquent Lender. Notices by
                   -----------------------------------
Administrative Agent or Lenders pursuant to Sections 7.16 or 7.17 may be by telephone (to be promptly confirmed in writing).

     Section 7.20  Replacement Lender. In the event any Lender becomes a
                   ------------------
Delinquent Lender and none of the other Lenders elects to be an Electing Lender pursuant to Section 7.16, Borrower shall have the right, provided there exists
                                                         --------
no Default or Event of Default, to cause another financial institution reasonably acceptable to the Required Lenders to assume the Delinquent Lender's obligations with respect to the Delinquency Amount on the then-existing terms and conditions of the Loan Documents (such replacement institution, a "Replacement Lender"). Such assumption shall be pursuant to a written instrument reasonably satisfactory to the Required Lenders. Upon such assumption and the payment by the Replacement Lender to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $3,500, the Replacement Lender shall become a "Lender" for all purposes hereunder, with an Individual Loan Commitment in an amount equal to the Delinquency Amount, and the Delinquent Lender's Individual Loan Commitment shall automatically be reduced by the Delinquency Amount. In connection with the foregoing, Borrower shall execute and deliver to the Replacement Lender and the Delinquent Lender replacement notes substantially in the form of EXHIBIT H and stating: "This Note is a replacement note as contemplated by Section 7.20 of the Loan Agreement; it replaces and is in lieu of that certain note made by Maker dated [date of Note] to the order of [Delinquent Lender] in the principal sum of [Delinquent Lender's original Individual Loan Commitment]." Such replacement notes shall be in amounts equal to, in the case of the Replacement Lender's note, the Delinquency Amount and, in the case of the Delinquent Lender's note, its Individual Loan Commitment, as reduced as aforesaid. Such replacement notes shall constitute "Notes" and the obligations evidenced thereby shall be secured by the Mortgage. In connection with Borrower's execution of replacement notes as aforesaid, Borrower shall deliver to Administrative Agent such evidence of the due authorization, execution and delivery of the replacement notes and any related documents as Administrative Agent may reasonably request. If the Replacement Lender is not incorporated under the Laws of the United States or a State thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 7.13. The execution and delivery of replacement notes as required above shall be a condition precedent to any further advances of Loan proceeds. Upon receipt of its replacement note, the Delinquent Lender will return to Borrower its note(s) that was replaced, provided that the
                                                       --------
delivery of a replacement note to the Delinquent Lender pursuant to this Section
7.20 shall operate to void and replace the note(s) previously held by the Delinquent Lender regardless of whether or not the Delinquent Lender returns same as required hereby.

     Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with the substitution of Lenders in accordance with the foregoing provisions of this Section.

Lenders shall reasonably cooperate with Borrower's attempts to obtain a Replacement Lender, but they shall not be obligated to modify the Loan Documents in connection therewith, other than modifications pursuant to the immediately preceding paragraph. As part of the first advance of Loan proceeds following the admission of the Replacement Lender, the Replacement Lender shall advance to Borrower, subject to the satisfaction of all conditions of this Agreement, an amount equal to the Direct and Indirect Costs paid by Borrower pursuant to clause (ii) of Section 2.09.

     Section 7.21   Special Provision Regarding Article VII. The provisions of
                    ---------------------------------------
this Article VII (other than Sections 7.08 and 7.20) are solely for the benefit of Administrative Agent and Lenders. Borrower shall not have any right to rely on or enforce any of such provisions (other than Sections 7.08 and 7.20), any of which may be amended, notwithstanding the provisions of Section 8.11, without Borrower's execution or consent.

     Section 7.22   Minimum Commitment by Agents. Notwithstanding the provisions
                    ----------------------------
of Section 8.12, each of Commerz, Fleet and HVB hereby agrees, so long as there exists no Event of Default, that it will maintain an Individual Loan Commitment in the amount of at least $ and further agrees to hold and not to participate or assign any of such amount other than an assignment to a Federal Reserve Bank, unless otherwise consented to by Borrower, such consent not to be unreasonably withheld or delayed.

     Section 7.23   Approval of Required Lenders. In all cases where the
                    ----------------------------
approval of the Required Lenders or all Lenders is required under this Agreement or any of the other Loan Documents, Administrative Agent shall solicit from the Required Lenders or Lenders such consent or approval and shall report to Borrower whether such consent or approval has been obtained, and Borrower shall have the right to rely on such report by Administrative Agent.

                                 ARTICLE VIII

                       GENERAL CONDITIONS AND PROVISIONS
                       ---------------------------------

     Section 8.01   Loan Balancing. If at any time Administrative Agent notifies
                    --------------
Borrower that, in Administrative Agent's sole judgment following consultation with Borrower, the undisbursed balance of the Loan is insufficient to pay the remaining Direct and Indirect Costs, Borrower shall, at its option, either (i) within ten (10) days of Administrative Agent's notification as aforesaid, deposit with Administrative Agent an amount equal to such deficiency, which Administrative Agent may from time to time apply, or allow Borrower to apply, to such Costs or (ii) pay for such Costs, as incurred, in the amount of such deficiency so that the amount of the Loan which remains to be disbursed shall be sufficient to pay all remaining Direct and Indirect Costs, and Borrower shall furnish Administrative Agent with such evidence thereof as Administrative Agent shall require. Borrower hereby agrees that Administrative Agent shall have a lien on and security interest in, for the benefit of Lenders, any sums deposited pursuant to clause (i) above and that Borrower shall have no right to withdraw any such sums except for the payment of the aforesaid Costs as approved by Administrative Agent. Lenders shall have no obligation to make any further advances of proceeds of the Loan until the sums required to be deposited pursuant to clause (i) above have been exhausted or until Borrower has actually paid such Direct and Indirect Costs pursuant to clause (ii) above, as the case may be, and, in either such case, the Loan is back "in balance". Any such sums not used as provided in said clause (i) shall be released to Borrower when and to the extent that Administrative Agent determines that the amount thereof is more than the excess, if any, of the total remaining Costs of completion of the Improvements over the undisbursed balance of the Loan; provided, however, that
                                                       --------  -------
should an Event of Default occur, Administrative Agent shall, at the option of the Required Lenders, apply such amounts either to the Costs of completion of the Improvements or to the immediate reduction of outstanding principal and/or interest under the Notes.

     Section 8.02   Advance Not Waiver. Any advance of Loan proceeds hereunder
                    ------------------
made prior to or without the fulfillment by Borrower of all of the conditions precedent thereto, whether or not known to Administrative Agent or Lenders, shall not constitute a waiver by Administrative Agent or Lenders of the requirement that all conditions, including the non-performed conditions, shall be required with respect to all future advances.

     Section 8.03  No Third-Party Beneficiaries. This Agreement is solely for
                   ----------------------------
the benefit of Lenders, Administrative Agent and Borrower. All conditions of the obligations of Lenders to make advances hereunder are imposed solely and exclusively for the benefit of Lenders and may be freely waived or modified in whole or in part by Lenders at any time if in their sole discretion they deem it advisable to do so, and no Person other than Borrower (provided, however, that
                                                       --------  -------
all conditions have been satisfied)
shall have standing to require Lenders to make any Loan advances or to be a beneficiary of this Agreement or any advances to be made hereunder.

     Section 8.04   Authorization to Make Direct Advances. During the existence
                    -------------------------------------
of any Event of Default, Borrower hereby irrevocably authorizes Lenders to advance any undisbursed Loan proceeds directly to the General Contractor, Major Subcontractors and other Persons to pay for completion of the Improvements. All such direct advances shall satisfy pro tanto the obligations of Lenders to
                                   --- -----
Borrower hereunder regardless of the disposition thereof by the General Contractor, any Major Subcontractor or other Person.

     Section 8.05   Authorization to Advance for Interest. Borrower hereby
                    -------------------------------------
irrevocably authorizes Lenders to disburse proceeds of the Loan to pay interest accrued on the Notes as it comes due, or (if Borrower fails to pay the same within five (5) Business Days after notice by Administrative Agent of the same) to pay any fees or expenses required to be paid by Borrower under this Agreement, including, without limitation, the payment of the fees and expenses of Lenders' Counsel and the Construction Consultant.

     Section 8.06   Concerning Irrevocable Authorizations. Any and all advances
                    -------------------------------------
made at any time by Lenders pursuant to the irrevocable authorizations granted by Sections 8.04 and 8.05 shall require no further direction, authorization or request for disbursement from Borrower and, except in the case of advances under
Section 8.04, may be made whether or not there exists a Default or Event of Default. Any and all such disbursements shall be added to the outstanding principal balance evidenced by the Notes and shall be secured by the Mortgage. The aforesaid authorizations shall (i) not prevent Borrower from paying the contractors and other Persons, from paying the interest, or from satisfying the conditions and obligations referred to in said Sections, out of its own funds,
(ii) in no event be construed so as to relieve Borrower or others from their obligations to pay such contractors or other Persons, to pay interest as and when due under the Notes, or to satisfy such conditions and obligations and
(iii) in no event obligate Lenders to disburse proceeds of the Loan for any such purposes.

     Section 8.07   Ratification of Requisition by Acceptance of Advance. By its
                    ----------------------------------------------------
acceptance of any advance of Loan proceeds hereunder, Borrower shall be bound in all respects by the Requisition submitted on its behalf in connection therewith with the same force and effect as if Borrower had itself executed and submitted the Requisition and whether or not the Requisition is executed and/or submitted by an authorized Person.

     Section 8.08   Documentation Etc. Satisfactory. All documentation and
                    -------------------------------
proceedings deemed by Administrative Agent or Lenders' Counsel to be necessary or required in connection herewith and the documents relating hereto shall be subject to the prior approval of, and satisfactory to, both of them as to form and substance. In addition, the Persons responsible for the execution and delivery of, and signatories to, all of such documentation, shall be reasonably acceptable to, and subject to the reasonable approval of, Administrative Agent and Lenders' Counsel. Administrative Agent or Lenders' Counsel shall receive copies, certified if requested by either of them, of all documents which they may reasonably require in connection with the transactions contemplated hereby.

     Section 8.09   Administrative Agent's Determination Conclusive.
                    -----------------------------------------------
Administrative Agent shall, at all times, be free to independently establish to its satisfaction and in its absolute discretion (vis-a-vis Borrower) the
                                                 --- - ---
existence or nonexistence of any fact or facts the existence or nonexistence of which is a condition hereof.

     Section 8.10   Notices. Except as expressly provided otherwise, all
                    -------
notices, demands, consents, approvals and statements required or permitted hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally, three (3) days after mailing by registered or certified mail, postage prepaid, or one (1) Business Day after delivery to a nationally recognized overnight courier service providing evidence of the date of delivery, marked for delivery on the following business day, addressed to a party at its address on the signature page hereof or of the applicable Assignment and Assumption Agreement, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements.

     Section 8.11   Amendments and Waivers. No amendment or material waiver of
                    ----------------------
any provision of this Agreement or any other Loan Document, nor consent to any material departure by Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom such amendment, waiver or consent is sought to be enforced (it being understood, however, that the signatures of the Required Lenders and, solely for purposes of its acknowledgement thereof, Administrative Agent, shall be necessary and sufficient to bind Lenders to any such amendment, waiver or consent), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided,
                                                                --------
however, that no amendment, waiver or consent shall, unless in writing and
-------
signed by all Lenders (subject, however, to the provisions of Section 7.16(d)), do any of the following: (i) reduce the principal of, or interest on, the Notes or any fees due hereunder or any other amount due hereunder or under any other Loan Document; (ii) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees due hereunder or under any other Loan Document; (iii) change the definition of Required Lenders; (iv) release any material portion of the Mortgaged Property or other collateral for the Loan other than in accordance with the Loan Documents; (v) amend this Section or any other provision requiring the consent of all Lenders; (vi) release, in whole or in part, Guarantor other than in accordance with the Loan Documents; or (vii) increase the Loan Amount. Without limiting the foregoing, acceptance by Administrative Agent or Lenders of any sum required to be paid pursuant hereto or to any other Loan Document, after its due date, or in an amount less than the sum then due, shall not constitute a waiver by Administrative Agent or Lenders of their right to require prompt payment when due of all other such sums or to declare a default or to exercise such other rights provided herein or in the other Loan Documents for such late or reduced payment.

     All communications from Administrative Agent to Lenders requesting Lenders' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by or include a description or copy of the matter or thing as to which such determination, approval, consent or disapproval is requested and (iii) shall include Administrative Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within ten (10) Business Days (or five (5) Business Days with respect to any decision to accelerate or stop acceleration of the Loan) after receipt of the request therefor by Administrative Agent (the "Lender Reply Period"), subject to the shorter period required by Section 6.02 regarding lease approvals. Unless a Lender shall give written notice to Administrative Agent that it objects to the recommendation or determination of Administrative Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved or consented to such recommendation or determination.

     Section 8.12  Assignment; Participation. Any Non-Delinquent Lender may at
                   -------------------------
any time grant to one or more banks or other institutions (each, a "Participant") participating interests in its Pro Rata Share of the Loan (each, a "Participation"), provided that any such Participation shall be in the minimum amount of $5,000,000. In the event of any such grant by a Lender of a Participation to a Participant, such Lender shall remain responsible for the performance of its obligations hereunder, and Borrower and Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder.

     Upon request, each Lender agrees to provide Borrower and Administrative Agent with notice of all Participations sold by such Lender. Borrower agrees to provide all assistance reasonably requested by a Lender to enable such Lender to sell Participations as aforesaid, or make assignments of its interest in the Loan as hereinafter provided in this Section.

     A Lender may at any time assign to (x) an Eligible Assignee with the consent of Administrative Agent, which consent shall not be unreasonably withheld or delayed, (y) any bank or other institution with the consent of Administrative Agent and, provided there exists no Default or Event of Default, of Borrower, which consents shall not be unreasonably withheld or delayed or (z) one or more banks or other institutions which are Affiliates of a Lender (for purposes of this paragraph, an Affiliate of a Lender shall include any financing conduit or special purpose entity created to issue securities which are backed, in part, by the Loan) (each such assignee under clauses (x), (y) or (z) above, an "Assignee") all or a proportionate part of all of its rights and obligations under this Agreement and its Note, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and the assigning Lender, provided that, after giving effect to such
                                   --------
assignment, in each case, the Assignee's portion of the Loan and, in the case of a partial assignment of a Lender's interest, the assigning Lender's portion of the Loan will each be equal to or greater than $5,000,000. Upon (i) execution and delivery of such instrument, (ii) payment by such Assignee to the assigning Lender of an amount equal to the purchase price agreed between such Lender and such Assignee and (iii) in cases other than assignments to an

Affiliate of a Lender, payment by such Assignee to Administrative Agent of a fee, for Administrative Agent's own account, in the amount of $3,500, such Assignee shall be a party to this Agreement and shall have all the rights and obligations of a Lender as set forth in such Assignment and Assumption Agreement, and the assigning Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph, substitute notes, in the form of EXHIBIT H, shall be issued to the assigning Lender (in the case of a partial assignment) and Assignee by Borrower, in exchange for the return of the assigning Lender's original Note. All such substitute notes shall constitute "Notes" and the obligations evidenced by such substitute notes shall constitute obligations secured by the Mortgage. In connection with Borrower's execution of substitute notes as aforesaid, Borrower shall deliver to Administrative Agent such evidence of the due authorization, execution and delivery of the substitute notes and any related documents as Administrative Agent may reasonably request. If the Assignee is not incorporated under the Laws of the United States or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 7.13.

     Borrower, Administrative Agent and Lenders shall execute such modifications to the Loan Documents as shall, in the reasonable judgment of Administrative Agent, be necessary or desirable in connection with assignments in accordance with the foregoing provisions of this Section. Borrower agrees to provide all assistance reasonably requested by a Lender to enable such Lender to sell Participations or make assignments of its interest in the Loan as provided in this Section, provided, however, that Borrower shall not incur any unreasonable
              --------  -------
cost or expense in connection therewith.

     Any Lender may at any time freely assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank, central bank or other applicable regulatory authority, whether as collateral or otherwise. No such assignment shall release the transferor Lender from its obligations hereunder.

     Borrower recognizes that in connection with a Lender's selling of Participations or making of assignments, any or all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor or the Loan may be exhibited to and retained by any such Participant or Assignee or prospective Participant or Assignee. A Lender's delivery of any financial statements and appraisals to any such Participant or Assignee or prospective Participant or Assignee shall be done on a confidential basis.

     Section 8.13   Setoff. In addition to (and without limitation of) any right
                    ------
of setoff, bankers' lien or counterclaim Administrative Agent or any Lender may otherwise have, Administrative Agent and each Lender shall be entitled, but only with the prior consent of the Required Lenders and after consultation with Lenders' Counsel, to offset balances (general or special, time or demand, provisional or final) held by it for the account of Borrower at any of Administrative Agent's or such Lender's offices against any amount payable by Borrower to Administrative Agent or such Lender hereunder or under any other Loan Document which is not paid when due (regardless of whether such balances are then due to Borrower), in which case it shall promptly notify Borrower and (in the case of a Lender) Administrative Agent thereof; provided,
                                                                     --------
however, that Administrative Agent's or such Lender's failure to give such
-------
notice shall not affect the validity thereof.

     Section 8.14   Successors and Assigns. Except as herein provided, this
                    ----------------------
Agreement shall be binding upon and inure to the benefit of Borrower, Administrative Agent and Lenders and their respective heirs, personal representatives, successors and assigns. Notwithstanding the foregoing, Borrower may not assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof and the right to receive the proceeds of current or future advances.

     Section 8.15   Severability. The provisions hereof are intended to be
                    ------------
severable. Any provisions hereof, or the application thereof to any Person or circumstance, which, for any reason, in whole or in part, is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof (or the remaining portions of such provision) or the application thereof to any other Person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any Person or circumstance in any other jurisdiction.

     Section 8.16   Non-Waiver; Remedies Cumulative. No failure or delay on
                    -------------------------------
Administrative Agent's or any Lender's part in exercising any right, remedy, power or privilege hereunder or under any of the other Loan Documents or provided by law (hereinafter in this Section, each a "Remedy") shall operate as a waiver of any such Remedy or shall be deemed to constitute Administrative Agent's or any Lender's acquiescence in any default by Borrower or Guarantor under any of said documents. A waiver by Administrative Agent or any Lender of any Remedy on any one occasion shall not be construed as a bar to any other or future exercise thereof or of any other Remedy. The Remedies are cumulative, may be exercised singly or concurrently and are not exclusive of any other Remedies.

     Section 8.17   Certain Waivers. Borrower hereby irrevocably and
                    ---------------
unconditionally waives (i) promptness and diligence, (ii) notice of any actions taken by Administrative Agent or any Lender hereunder or under any other Loan Document or any other agreement or instrument relating hereto or thereto except to the extent otherwise provided herein, (iii) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of Borrower's obligations hereunder and under the other Loan Documents, the omission of or delay in which, but for the provisions of this Section, might constitute grounds for relieving Borrower of any of its obligations hereunder or under the other Loan Documents, (iv) any requirement that Administrative Agent or any Lender protect, secure, perfect or insure any lien on any collateral for the Loan or exhaust any right or take any action against Borrower, Guarantor or any other Person or against any collateral for the Loan, (v) any right or claim of right to cause a marshalling of Borrower's assets and (vi) all rights of subrogation or contribution, whether arising by contract or operation of law or otherwise by reason of payment by Borrower pursuant hereto or to any other Loan Document. BORROWER FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO THIS AGREEMENT, THE NOTES OR OTHERWISE IN RESPECT OF THE LOAN, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (W) INJUNCTIVE RELIEF, (X) A TRIAL BY JURY, (Y) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (Z) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST ADMINISTRATIVE AGENT OR LENDERS WITH RESPECT TO ANY ASSERTED CLAIM.

     Section 8.18   Expenses; Indemnification. Borrower covenants and agrees to
                    -------------------------
pay all costs, expenses and charges (including, without limitation, all fees and charges of engineers, appraisers, environmental and insurance consultants, the Construction Consultant and Lenders' Counsel) incurred by Agents or any Lender in connection with (i) the preparation for and consummation of the transactions contemplated hereby or for the performance hereof and of the other Loan Documents, and for any services which may be required in addition to those normally and reasonably contemplated hereby and (ii) the enforcement hereof or of any or all of the other Loan Documents; provided, however, that Borrower
                                           --------  -------
shall not be responsible for (1) the fees and expenses of legal counsel for Lenders (other than Lenders' Counsel) incurred in connection with said counsel's review of this Agreement and the other Loan Documents prior to execution and (2) costs, expenses and charges incurred by Agents and Lenders in connection with the administration or syndication of the Loan (other than the syndication costs and expenses and the administration fees required by the Supplemental Fee Letter and the fees and expenses of Lenders' Counsel and the Construction Consultant). In connection with the foregoing, Lenders agree, to the extent practicable, to appoint a single counsel and local counsel, selected by Administrative Agent, to act on behalf of all Lenders in connection with the enforcement of the Loan Documents. If Borrower fails to pay promptly any costs, charges or expense required to be paid by it as aforesaid, and any Agent or any Lender pays such costs, charges or expenses, Borrower shall reimburse such Agent or Lender, as appropriate, on demand for the amounts so paid, together with interest thereon at the Default Rate. Borrower further agrees to indemnify each Agent and each Lender and their respective directors, officers, employees and agents from, and hold each of them harmless against, (x) any and all losses arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to any actual or proposed use by Borrower of the proceeds of the Loan, including, without limitation, the fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceedings and (y) any and all claims, actions, suits, proceedings, costs, expenses, losses, damages and liabilities of any kind, including in tort, penalties and interest, arising out or by reason of any matter relating, directly or indirectly, to the Mortgage or the ownership, condition, development, construction, sale, rental or financing of the Premises or Improvements or any part thereof (but excluding any such losses, liabilities, claims, damages or expenses incurred solely by reason of the gross negligence or willful misconduct of the party to be indemnified). The obligations of Borrower under this Section and under Sections 3.01, 3.03 and 6.07 shall survive the repayment of all amounts due under or in connection with any of the Loan Documents and the termination of the Individual Loan Commitments.

     Section 8.19   Counterparts. This Agreement may be executed in any number
                    ------------
of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

     Section 8.20   Lenders' Right to Terminate. In the event Borrower shall not
                    ---------------------------
have satisfied the conditions precedent to its entitlement to advances of Loan proceeds hereunder within one hundred twenty (120) days of the date hereof, the Required Lenders shall have the absolute right, at their option, to terminate Lenders' obligations to Borrower under this Agreement and the loan commitment represented hereby; provided, however, that Borrower may extend such date by up
                    --------  -------
to three (3) periods of thirty (30) days each, upon payment to Administrative Agent, for the account of Lenders, on the first day of each such thirty (30)-day period, of an extension fee in an amount equal to, in each case, 0.041667% of each Lender's Individual Loan Commitment. Each such fee shall be non-refundable once paid. In the event of such termination, the Required Lenders shall direct Administrative Agent to send notice thereof to the other Lenders and Borrower.

     Section 8.21   Governing Law; Jurisdiction. This Agreement and the rights
                    ---------------------------
and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the Laws of the State of New York (without giving effect to New York's principles of conflicts of law). Borrower, Administrative Agent and each Lender hereby irrevocably submit to the non-exclusive jurisdiction of any New York State or Federal court sitting in The City of New York (or any county in New York State where any portion of the Mortgaged Property is located) over any suit, action or proceeding arising out of or relating to this Agreement, and Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable Law, all service of process in any such suit, action or proceeding in any New York State or Federal court sitting in The City of New York (or such other county in New York State) may be made by certified or registered mail, return receipt requested, directed to Borrower at the address indicated on the signature page hereof, and service so made shall be complete five (5) days after the same shall have been so mailed.

     Section 8.22   Integration. The Loan Documents and the Supplemental Fee
                    -----------
Letter constitute the entire agreement among Administrative Agent, Borrower and Lenders relating to the transactions contemplated thereby (except with respect to agreements among Lenders or with Administrative Agent relating solely to compensation, consideration and the syndication of the Loan) and supersede any prior oral or written statements or agreements with respect to such transactions.

     Section 8.23   Gross-Up For Taxes. All payments made by Borrower under this
                    ------------------
Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding income taxes and franchise or other taxes (imposed in lieu of income taxes) imposed on a Lender as a result of a present or former connection between such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or its Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") is required to be withheld from any amounts payable to such Lender hereunder or under its Note, the amounts so payable to such Lender shall be increased to the extent necessary to yield to such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable with respect to the Loan at the rates or in the amounts specified in this Agreement and its Note; provided, however, that Borrower shall not be
                             --------  -------
required to increase any such amounts payable to such Lender if such Lender is not organized under the Laws of the United States or a State thereof and such Lender fails to comply with the requirements of Section 7.13. Whenever any Non-Excluded Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Administrative Agent for the account of such Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent the required receipts or other required documentary evidence, Borrower shall indemnify such Lender for any incremental taxes, interest or penalties that may become payable by such Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     Section 8.24   Partial Releases. Provided there exists no Default or Event
                    ----------------
of Default, Administrative Agent shall release the lien and effect of the Mortgage from portions of the Premises (each such portion of the Premises, a "Release Parcel") as follows:

          (i) All such releases shall be subject, in each case, to Borrower's compliance with the provisions of Section 8.25, if applicable, and to Administrative Agent's receipt of (A) evidence that the balance of the Premises complies with all applicable zoning and other Laws, (B) an endorsement to the title insurance policy for the Mortgage insuring that
     (x) the Mortgage will in no way be impaired by virtue of the release of the Release Parcel and (y) the subdivision of the Release Parcel has been validly effected and the balance of the Premises constitutes a separate tax and zoning lot, (C) a current survey of the Premises, specifically delineating the Release Parcel, certified to Administrative Agent and the Title Insurer, (D) such other documents (including, without limitation, easement agreements), opinions and assurances as Administrative Agent or Lenders' Counsel may reasonably request (all of the foregoing items (A) through (D) to be received by Administrative Agent at least ten (10) Business Days prior to the proposed release and be in form and substance reasonably satisfactory to Administrative Agent and Lenders' Counsel), (E) the appropriate release price, if any, required by subparagraph (iv) below, to be applied by Administrative Agent to the repayment of the Principal Amount and accrued and unpaid interest thereon and (F) payment of a $5,000 processing fee to Administrative Agent and Administrative Agent's out-of-pocket expenses, including attorneys' fees and expenses, in connection therewith.

          (ii) The Excess Land shall be released, upon Borrower's written request, as provided in subparagraph (i) above. Borrower covenants that if the Excess Land is developed as part of the second phase of the overall project of which the Improvements are a part (the "Phase II Development"), such development shall be done generally in accordance with the conceptual plans therefor submitted to Agents prior to the date hereof.

          (iii) Portions of the Premises (other than the Excess Land) shall be released, upon Borrower's written request, as provided in subparagraph (i) above, and provided, further, that Administrative Agent shall have
                --------  -------
     determined (which determination shall be conclusive so long as made on a reasonable basis) that (A) Guarantor is in compliance with the covenants set forth in paragraphs 9 and 10 of the Payment Guaranty, (B) the then Commitment Amount does not exceed (x) 65%, until such time as 25% of the Premises (exclusive of the Excess Land), as determined on the basis of Allocated Amounts, has been released as provided herein and (y) 60%, thereafter, in each case of the "stabilized" value of those portions of the Premises remaining subject to the Mortgage, exclusive of the Excess Land (as reflected in an update to the appraisal delivered pursuant to Section 4.01(a)(4), which updated appraisal shall be commissioned by Administrative Agent at Borrower's expense) and (C) Debt Service Coverage in respect of those portions of the Premises remaining subject to the Mortgage (taking into account the release price paid pursuant to subparagraph (iv) below) will be equal to or greater than the Debt Service Coverage which existed immediately prior to the release; provided, however, that the foregoing
                                       --------  -------
     loan-to-value and Debt Service Coverage conditions set forth in clauses (B) and (C) above shall be deemed satisfied if Borrower either (x) makes a partial prepayment of the Principal Amount no later than five (5) Business Days prior to the date of the release in an amount such that the requisite loan-to-value and Debt Service Coverage, each recomputed based on the reduced Commitment Amount, are attained or (y) delivers to Administrative Agent, for the benefit of Lenders, additional collateral for the payment and performance of Borrower's obligations under the Loan in the form of (I) cash, (II) an unconditional, irrevocable letter of credit issued to Administrative Agent by a financial institution having a credit rating of A or better by Moody's Investor's Service, Inc. (or its equivalent by another nationally recognized rating agency) and reasonably acceptable to Administrative Agent and having an expiration date no earlier than one (1) month subsequent to the Maturity Date or (III) marketable securities or other collateral, in each case in an amount sufficient (assuming such additional collateral were applied in reduction of the Principal Amount) to cause the requisite loan-to-value and Debt Service Coverage to be attained. Any cash collateral delivered to Administrative Agent pursuant to this subparagraph (iii) shall be deposited into an interest-bearing "blocked" cash collateral account to be established with and held in the name of Administrative Agent. Any additional collateral delivered pursuant to this subparagraph (iii) shall be satisfactory, in form and substance, to Administrative Agent and the collateral value thereof, other than in the cases of cash or letters of credit, for purposes of this subparagraph, shall be conclusively determined by Administrative Agent. Borrower hereby assigns any such account and all sums therein, including earnings thereon, and any other additional collateral delivered pursuant hereto, to Administrative Agent, for the benefit of Lenders, as security for the Loan. Borrower acknowledges and agrees that Administrative Agent shall receive and retain possession of all documents or instruments constituting or evidencing any such additional collateral to perfect its security interests therein. At any time following the occurrence of an Event of Default, Administrative Agent may, upon the direction of the Required Lenders, apply any and all such additional collateral, including earnings thereon, to the immediate reduction of the Principal Amount and/or accrued and unpaid interest and/or other sums payable hereunder or under the Notes or other Loan Documents, in such order and amounts as the Required Lenders shall elect. Administrative Agent is hereby appointed Borrower's attorney-in-fact for the purpose of so dealing with any additional collateral delivered pursuant hereto. Borrower agrees to execute such further documents (including security agreements and UCC-1 financing statements) and do such further acts as Administrative Agent may reasonably request to confirm or perfect the assignment and security interests provided for in this subparagraph.

          (iv) As a condition to releases of Release Parcels pursuant to subparagraph (iii) above, Borrower shall be required to pay a release price in an amount equal to 115% of the Allocated Amount therefor, together with all accrued and unpaid interest thereon. No release price shall be required for releases of Release Parcels pursuant to subparagraph (ii) above.

     Notwithstanding anything to the contrary contained herein, if pursuant to the foregoing provisions, the release of a Release Parcel under subparagraph
(iii) above and the application of the appropriate release price therefor results in a reduction of the Commitment Amount to $100,000,000 or less, then, within ten (10) days of Administrative Agent's request made at the direction of the Required Lenders, Borrower shall, and hereby covenants and promises to, repay the entire Principal Amount and all accrued and unpaid interest thereon, and all other sums due to Lenders or Administrative Agent in connection with the Loan, in full. Upon any such request by Administrative Agent, Borrower's entitlement to further advances of the Loan Amount, and Lenders' respective obligations to make such further advances, shall automatically terminate.

     Section 8.25  Special Provisions Regarding Financing of Phase II
                   --------------------------------------------------
Development.
-----------

     (a) In the event that Borrower intends to proceed with the Phase II Development (either directly or through an Affiliate) and to obtain third-party financing in connection therewith, Borrower shall so notify Agents, which notice shall include a reasonably detailed description of the Phase II Development and the estimated costs thereof. Agents shall have a period (the "Agents' Response Period") of thirty (30) days following their receipt of such notice (and such supporting information as they may reasonably request within fifteen (15) days after their receipt of such notice) within which to make a detailed proposal to finance the Phase II Development.

     (b) If Agents fail to make a proposal to finance the Phase II Development within such time period, Borrower or Borrower's Affiliate shall have the right to seek such financing from other third-party sources.

     (c) In those cases where Agents make a proposal to finance the Phase II Development, as contemplated by paragraph (a) above, and, after good faith consideration of Agents' proposal, Borrower or Borrower's Affiliate does not accept the same, Borrower or Borrower's Affiliate shall have the right to seek such financing from other third-party sources and to close the same. If Borrower opts to close other third-party financing of the Phase II Development in accordance with this paragraph (c), Borrower shall, at the time of or prior to the closing of such other third-party financing, convey to an Affiliate of Borrower the land on which the Phase II Development is to be constructed, it being understood that in no event shall Borrower undertake in its own name the Phase II Development with such other third-party financing.

     (d) The right of first offer described in this Section shall terminate automatically without notice, and shall be of no force and effect, upon the repayment of all sums owing by Borrower in connection with the Loan and the termination of the lending commitments hereunder.

     (e) Borrower covenants that the Phase II Development shall be undertaken generally in accordance with the conceptual plans therefor submitted to Agents prior to the date hereof.

     Section 8.26   Subordination to Vertical Subdivision. Provided there exists
                    -------------------------------------
no Default or Event of Default, Administrative Agent shall, upon Borrower's written request, consent to and subordinate the Mortgage to such subdivision plat, master deed, reciprocal easement agreement, building declaration and/or similar documents, all satisfactory in form and substance to Administrative Agent, as may be necessary to effect the Vertical Subdivision, and shall execute the appropriate instruments (satisfactory to Administrative Agent in all respects) in recordable form to effect such consent and subordination, upon the satisfaction of the following conditions:

          (a) Administrative Agent shall have received the final Vertical Subdivision Documents, which shall be in proper form for recording or filing, as necessary, in the appropriate offices, together with evidence of all required approvals of Governmental Authorities;

          (b) the title policy insuring the Mortgage shall have been endorsed to provide affirmative insurance to the effect that the separate legal parcels intended to be created by the Vertical Subdivision have been validly created under applicable subdivision Laws and to such other effects as Administrative Agent may reasonably require;

          (c) Borrower shall have caused to be duly executed and delivered to Administrative Agent, as additional security for the Loan, (i) an agreement assigning all of Borrower's rights and privileges under the Vertical Subdivision Documents and (ii) conditional resignations of the officers and members of the Board of Directors or other governing body of any owners' association created as part of the Vertical Subdivision, to the extent elected, appointed or controlled by Borrower or its Affiliates;

          (d) Administrative Agent shall have received an opinion from Borrower's counsel to the effects that (i) the Vertical Subdivision Documents satisfy all applicable requirements of Governmental Authorities and have been duly executed and, where necessary, duly recorded or filed pursuant to applicable Laws, (ii) all requirements of any applicable Law have been duly satisfied and the Vertical Subdivision has been duly created and no filing, registration or other compliance with any federal or state securities or other Law will be required in connection with the sale of the parcels created thereby, or if such filing is necessary, that the applicable Law governing the same has been fully complied with and (iii) the documents referred to in paragraph (c) of this Section have been duly authorized, executed and delivered by the respective parties thereto and are enforceable against said parties in accordance with their respective terms; and

          (e) Administrative Agent shall have received payment of all of its out-of-pocket expenses, including attorneys' fees and expenses, in connection with the Vertical Subdivision.

      Section 8.27  FRIT LLC's Acquisition of Ground Lease Parcel. Subsequent to
                    ---------------------------------------------
the date hereof, fee title to the Ground Lease Parcel will be acquired by FRIT LLC from the landlord under the Ground Lease in a transaction which will also involve the simultaneous (i) termination of the Ground Lease and (ii) repayment in full of the indebtedness secured by the FRIT Deed of Trust, which indebtedness and FRIT Deed of Trust are the subject of the FRIT Collateral Assignment. The funds for the closing of such acquisition are included in the Loan Budget Amount for "Ground Lease Parcel Acquisition" on the Project Cost Statement, and, subject to the terms of this Agreement, such Loan Budget Amount shall be advanced for such purpose. Borrower hereby notifies Administrative Agent that the closing of such transaction is scheduled for October 12, 2001. In the event an earlier closing date is triggered by notice to FRIT LLC by the seller, Borrower shall notify Administrative Agent of such earlier closing date promptly upon receipt of the seller's notice. Borrower further agrees that contemporaneously with such transaction it will, and will cause Guarantor to, execute and deliver such agreements, in proper form for recording in the appropriate land records, releasing/reconveying the FRIT Deed of Trust and confirming that the Mortgage encumbers the fee interest in the Ground Lease Parcel free of the Ground Lease, the FRIT Deed of Trust and related encumbrances as Administrative Agent may reasonably request. Upon such delivery and provided the Title Insurer is irrevocably and unconditionally committed to issue an endorsement to the title policy insuring the Mortgage which removes the Ground Lease, the FRIT Deed of Trust and related encumbrances as exceptions to title and adds the fee interest in the Ground Lease Parcel to the insured premises thereunder without exceptions other than those shown on the title policy issued to Administrative Agent at the closing of the Loan and such additional exceptions as may be approved by Administrative Agent, (x) Administrative Agent shall, on behalf of Lenders, execute and deliver a release of SRI, in form reasonably acceptable to SRI, releasing SRI from any and all liability under the Loan Documents and (y) Administrative Agent shall execute and deliver to Borrower a termination of the FRIT Collateral Assignment and a termination, in recordable form, of the related absolute assignment delivered and recorded pursuant thereto.

      Section 8.28  Deferral of Certain Construction-Related Conditions.
                    ---------------------------------------------------
Section 4.01 requires that, as a condition to closing of the Loan, Borrower shall deliver Plans, permits and authorizations and a General Contract or Major Subcontracts covering only portions of the Improvements. The parties hereto acknowledge and agree that Plans, permits and authorizations and General Contract (or, in the case of Building 5, the Building5/Hotel Construction Contract) with respect to the balance of the Improvements (the "Later Improvements") will only be required as and when Borrower submits Requisitions in respect of Direct and Indirect Costs relating to portions of Later Improvements. In connection with the foregoing and with advances under Sections
4.02 and 4.03, Lenders acknowledge that the representations, warranties, covenants and conditions in this Agreement with respect to Plans, construction contracts and permits and authorizations shall apply only as Plans are prepared, construction contracts are entered into and the requisite permits and authorizations are procured. Notwithstanding the foregoing, all advances of proceeds of the Loan remain subject to Borrower's satisfaction of all of the other conditions and provisions of this Agreement, and the further conditions that all advances of Loan proceeds shall be for and in respect of actual construction and for work performed in accordance with approved Plans and valid building and other permits and authorizations (as are then required given the stage of construction) and pursuant to a General Contract (or Building 5/Hotel Construction Contract) approved by Agents and the Construction Consultant (all of which items shall be delivered to the Agents and the Construction Consultant in sufficient time to allow reasonable time for review prior to the advance), and in respect of which all representations, warranties, covenants and conditions herein shall apply. Borrower covenants, promptly upon the execution and procurement of, respectively, Plans, construction contracts and permits and authorizations, to deliver the same to Agents and the Construction Consultant and to otherwise comply with the provisions of this Agreement with respect thereto.

     Section 8.29  Subordination to Easement Plan.  Provided there exists no
                   ------------------------------
Default or Event of Default, Administrative Agent shall, upon Borrower's written request, consent to and subordinate the Mortgage to an "Easement Plan" (as such quoted term is defined in the Declaration) satisfactory in form and substance to Administrative Agent, and shall execute the appropriate instruments (satisfactory to Administrative Agent in all respects) in recordable form to effect such consent and subordination, upon the satisfaction of the following conditions:

          (a) Borrower shall have caused to be duly executed and delivered to Administrative Agent, an agreement, in form and substance satisfactory to Administrative Agent, spreading the lien of the Mortgage to the Easement Plan;

          (b) Administrative Agent shall have received an endorsement, satisfactory to it, to the title policy for the Mortgage to insure the spreader agreement referred to in clause (a) above; and

          (c) Administrative Agent shall have received payment of all of its out-of-pocket expenses, including attorneys' fees and expenses, in connection with the foregoing.

     Section 8.30  Release of Common Road Parcel.  Provided there exists no
                   -----------------------------
Default or Event of Default, Administrative Agent shall release the lien and effect of the Mortgage from the portion of the Premises identified in Schedule A of the Mortgage as "Parcel Four", subject to the satisfaction of the following conditions: (i) all conditions to the making of the Initial Advance shall have been satisfied, (ii) said portion of the Premises shall simultaneously be conveyed to the Association as contemplated by, and subject to the terms of, the Declaration and (iii) Administrative Agent shall have received an endorsement to the title insurance policy for the Mortgage insuring the Mortgage will be in no way impaired as a result of the release.

     Section 8.31  Conveyance of Garage Portions.  Notwithstanding the
                   -----------------------------
provisions of Section 2.01(l) of the Mortgage, provided there exists no Default or Event of Default, Borrower shall be permitted to convey any or all of the "Parking Garage Portions" (as defined in the Declaration) to the Association, each such conveyance to be subject to the Mortgage, upon satisfaction of the following conditions: (i) the Vertical Subdivision with respect to the relevant lot(s) shall have occurred and all conditions in Section 8.26 with respect thereto shall have been satisfied, such that the Parking Garage Portion(s) to be conveyed constitute(s) separate legal parcel(s) and (ii) Administrative Agent shall have received an opinion of counsel or other reasonable assurance that the lien and effect of the Mortgage will not be impaired in any way as a result of such conveyance.

     Section 8.32  Building 5 Retail Shell Construction and Reimbursement.
                   ------------------------------------------------------
Borrower, Lenders and Administrative Agent acknowledge and agree that a portion of the Improvements, consisting of the Building 5 retail shell located beneath the Hotel (the "Building 5 Retail Shell") is to be constructed on behalf of Borrower by the Hotel Operator (and consequently is not covered by a General Contract). The costs of such construction are to be paid to or on behalf of Hotel Operator by FRIT LLC pursuant to the Hotel Lease. Such obligations of FRIT LLC are covered under the Loan Budget Amount for "General Contractor", representing a $7,484,444 portion of said Loan Budget Amount. Said portion of said Loan Budget Amount shall be advanced from time to time as construction of the Building 5 Retail Shell progresses, subject to the receipt and approval (not to be unreasonably withheld) by the Construction Consultant and Administrative Agent of copies of the applicable requisition under the Hotel Lease and the supporting documentation submitted with such requisition, together with such other documentation, such as lien waivers, as Administrative Agent shall reasonably request and shall be reasonably available to Borrower.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the day and year first above written, the execution hereof by Borrower constituting (a) a certification by the party or parties executing on its behalf that the representations and warranties made in Article V are true and correct as of the date hereof and that each of them duly holds and is incumbent in the position indicated under his or her name and (b) the undertaking of said party or parties that each Requisition, whether or not personally made by any or all of them, shall constitute the personal affirmation on the part of each of them that at the time thereof said representations and warranties are true and correct.

                              FRIT SAN JOSE TOWN AND COUNTRY VILLAGE, LLC

                              By:  Street Retail, Inc., its Managing Member


                                   By ____________________________________
                                      Name:
                                      Title:

                              Address for notices:

                              c/o Federal Realty Investment Trust
                              1626 East Jefferson Street
                              Rockville, Maryland 20852-4041
                              Attention:  Legal Department
                              Telephone:  (301) 998-8100
                              Telecopier: (301) 998-3703


                              SAN JOSE RESIDENTIAL, INC.


                              By __________________________________________
                                 Name:
                                 Title:

                              Address for notices:

                              c/o Federal Realty Investment Trust
                              1626 East Jefferson Street
                              Rockville, Maryland 20852-4041
                              Attention:  Legal Department
                              Telephone:  (301) 998-8100
                              Telecopier: (301) 998-3703

                              STREET RETAIL, INC.


                              By __________________________________________
                                 Name:
                                 Title:

                              Address for notices:

                              c/o Federal Realty Investment Trust
                              1626 East Jefferson Street
                              Rockville, Maryland 20852-4041
                              Attention:  Legal Department
                              Telephone:  (301) 998-8100
                              Telecopier: (301) 998-3703


                              COMMERZBANK AG, NEW YORK BRANCH (as Lender and Administrative Agent)


                              By __________________________________________
                                 Name:
                                 Title:


                              By __________________________________________
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              Commerzbank AG, New York Branch
                              Real Estate Finance
                              2 World Financial Center
                              New York, New York 10281-1050
                              Attention:  Douglas Traynor
                              Telephone:  (212) 266-7569
                              Telecopier: (212) 266-7565

                              FLEET NATIONAL BANK
                              (as Lender and Syndication Agent)


                              By __________________________________________
                                 Name:
                                 Title:

                              Address for notices and Applicable Lending Office:

                              Fleet National Bank
                              Mail Stop:  MA DE 10009A
                              100 Federal Street
                              Boston, Massachusetts 02110
                              Attention:  James L. Keough
                              Telephone:  (617) 434-6322
                              Telecopier: (617) 434-6384

                              BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH (as Lender and Documentation Agent)


                              By __________________________________________
                                 Name:
                                 Title:


                              By __________________________________________
                                 Name:
                                 Title:


                              Address for notices and Applicable Lending Office:

                              Bayerische Hypo- und Vereinsbank AG, New York
                              Branch
                              Real Estate Lending
                              622 Third Avenue
                              New York, NY  10017
                              Attention:  Dennis Tracey
                              Telephone:  (212) 672-5770
                              Telecopier: (212) 672-5527


                              MIDFIRST BANK


                              By __________________________________________
                                Name:
                                Title:

                              Address for notices and
                              Applicable Lending Office:

                              MidFirst Bank
                              501 NW Grand Blvd., Suite 160
                              Oklahoma City, Oklahoma 73118
                              Attention:  Douglas L. Ruhl
                              Telephone:  (405) 767-7133
                              Telecopier: (405) 767-7149

                              BAYERISCHE LANDESBANK,
                                CAYMAN ISLANDS BRANCH


                              By __________________________________________
                                 Name:
                                 Title:


                              By __________________________________________
                                Name:
                                Title:

                              Address for notices and
                              Applicable Lending Office:

                              Bayerische Landesbank,
                                Cayman Islands Branch
                              560 Lexington Avenue
                              18/th/ Floor
                              New York, New York 10022
                              Attention:  Paul Ragusin
                              Telephone:  (212) 230-9119
                              Telecopier: (212) 230-9114


                              BANK OF MONTREAL


                              By __________________________________________
                                Name:
                                Title:

                              Address for notices and
                              Applicable Lending Office:

                              Bank of Montreal
                              115 South LaSalle Street
                              Chicago, Illinois 60603
                              Attention:  Thomas Batterham
                              Telephone:   (312) 293-8364
                              Telecopier:  (312) 293-5852

                              LANDESBANK HESSEN-THURINGEN GIROZENTRALE,
                                NEW YORK BRANCH


                              By __________________________________________
                                Name:
                                Title:


                              By __________________________________________
                                Name:
                                Title:

                              Address for notices and
                              Applicable Lending Office:

                              Landesbank Hessen-Thuringen Girozentrale,
                                   New York Branch
                              420 Fifth Avenue
                              New York, New York 10018-2729
                              Attention:  Alfred Koch
                              Telephone:  (212) 703-5307
                              Telecopier: (212) 703-5296